UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22294

Western Asset Investment Grade Opportunity Trust Inc.

Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-777-0102

Date of fiscal year end: November 30

Date of reporting period: November 30, 2024

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report
November 30, 2024

WESTERN ASSET
INVESTMENT GRADE
OPPORTUNITY
TRUST INC. (IGI)

Fund objectives
The Fund’s primary investment objective is to provide current income. As a secondary investment objective, the Fund will seek capital appreciation. There can be no assurance the Fund will achieve its investment objectives.

The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets in investment grade corporate fixed income securities of varying maturities.
Fund name change
On November 1, 2024, the Fund’s name changed from Western Asset Investment Grade Defined Opportunity Trust Inc. to Western Asset Investment Grade Opportunity Trust Inc. There was no change to the Fund’s ticker symbol or CUSIP number as a result of this name change.
What’s inside

II
Western Asset Investment Grade Opportunity Trust Inc.

Letter from the president

Dear Shareholder,
We are pleased to provide the annual report of Western Asset Investment Grade Opportunity Trust Inc. for the twelve-month reporting period ended November 30, 2024. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.
Special shareholder notices
Effective March 1, 2024, the named portfolio management team responsible for the day-to-day oversight of the Fund became as follows: Michael Buchanan, Daniel Alexander, Ryan Brist, Kurt Halvorson, Blanton Keh and Molly Schwartz.
As a result of the successful completion of the issuer tender offer for up to 100% of the outstanding shares of common stock (the “Tender Offer”) which expired on October 1, 2024, the proposals to convert the Fund to a perpetual fund by eliminating the Fund’s term, which was scheduled to end at the close of business on December 2, 2024, and eliminating the Fund’s fundamental policy to liquidate on or about December 2, 2024 approved by stockholders on June 10, 2024 and in the offer to purchase relating to the Tender Offer will be implemented. In particular:
•
 Since the Fund maintained at least $50 million of net assets following the Tender Offer, the Fund has changed its name from “Western Asset Investment Grade Defined Opportunity Trust Inc.” to “Western Asset Investment Grade Opportunity Trust Inc.” on November 1, 2024. The Fund’s ticker symbol remains “IGI”. The Fund’s CUSIP, 95790A101, did not change; and
•
 The Fund’s investment manager agreed to waive 10 basis points (0.10%) of its annual management fee (the “Fee Waiver”) for a period of two years following the proposal’s approval. The Fee Waiver will terminate on June 7, 2026.
As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:
•
 Fund prices and performance,
•
 Market insights and commentaries from our portfolio managers, and
•
 A host of educational resources.
Western Asset Investment Grade Opportunity Trust Inc.

III

Letter from the president (cont’d)
We look forward to helping you meet your financial goals.
Sincerely,

Jane Trust, CFA

President and Chief Executive Officer
December 31, 2024

IV
Western Asset Investment Grade Opportunity Trust Inc.

Fund overview
Q. What is the Fund’s investment strategy?
A. The Fund’s primary investment objective is to provide current income. As a secondary investment objective, the Fund will seek capital appreciation. There can be no assurance the Fund will achieve its investment objectives.
The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets in investment grade corporate fixed income securities of varying maturities. The Fund may invest up to 20% of its net assets in corporate fixed income securities of below investment grade quality (commonly known as “high yield” or “junk” bonds) at the time of investment and other securities, including obligations of the U.S. government, its agencies or instrumentalities, common stocks, warrants and depositary receipts. While the Fund may invest up to 20% of its net assets in below investment grade securities, the Fund will, under normal market conditions, maintain a portfolio with an overall dollar-weighted average of investment grade credit quality. The Fund may invest up to 20% of its net assets in securities of foreign issuers located anywhere in the world, including issuers located in emerging market countries. Additionally, the Fund may invest up to 20% of its net assets in non-U.S. dollar denominated securities.
The Fund may invest in derivative instruments, such as options contracts, futures contracts, options on futures contracts, indexed securities, credit default swaps and other swap agreements, provided that the Fund’s exposure to derivative instruments, as measured by the total notional amount of all such instruments, will not exceed 20% of its net assets.
In purchasing securities and other investments for the Fund, we may take full advantage of the entire range of maturities and durations offered by corporate fixed income securities and may adjust the average maturity or duration of the Fund’s portfolio from time to time, depending on our assessment of the relative yields available on securities of different maturities and durations and our expectations of future changes in interest rates.
The Fund may take on leveraging risk by utilizing certain management techniques, whereby it will segregate liquid assets, enter into offsetting transactions or own positions covering its obligations. To the extent the Fund covers its commitment under such a portfolio management technique, such instrument will not be considered a senior security for the purposes of the Investment Company Act of 1940. However, as a fundamental policy, the Fund will not leverage its capital structure by issuing senior securities such as preferred shares or debt instruments.
At Western Asset Management Company, LLC (Western Asset), the Fund’s subadviser, we utilize a fixed income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The individuals responsible for development of investment strategy, day-to-day portfolio
Western Asset Investment Grade Opportunity Trust Inc. 2024 Annual Report

Fund overview (cont’d)
management, oversight and coordination of the Fund are Michael Buchanan, Daniel Alexander, Ryan Brist, Kurt Halvorson, Blanton Keh and Molly Schwartz.
Q. What were the overall market conditions during the Fund’s reporting period?
A. The overall U.S. fixed income market experienced periods of volatility but generated a positive return over the twelve-months ended November 30, 2024. The market was driven by several factors, including resilient economic growth, moderating inflation, shifting U.S. Federal Reserve (Fed) monetary policy, and several geopolitical issues.
Short-term U.S. Treasury yields declined as the Fed lowered interest rates in September
2024 (the first reduction since 2020) and again in November 2024. The two-year Treasury yield began the reporting period at 4.73% and ended the period at 4.13%. Its high for the period was 5.04% on April 30, 2024, and its low of 3.49% occurred on September 24, 2024.
Long-term U.S. Treasury yields also declined given easing inflation and loosening Fed monetary policy. The ten-year Treasury yield began the reporting period at 4.37% and ended at 4.18%. Its high for the period was 4.70% on April 25, 2024, and its low of 3.63% occurred on September 16, 2024.
All told, the Bloomberg U.S. Aggregate Indexi returned 6.88% for the twelve months ended November 30, 2024. Comparatively, the Bloomberg U.S. Credit Indexii returned 8.36% over the same period and the Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Indexiii returned 12.71%.
Q. How did we respond to these changing market conditions?
A. During the reporting period, the Fund shifted some exposure from securities rated BBB to securities rated A, while still favoring the lower end of the quality spectrum overall. Regarding duration positioning, the Fund trimmed but maintained a modest duration overweight and yield curve steepener bias. On a sector basis, the Fund reduced its exposure in the consumer non-cyclicals1 and added to insurance. Within the consumer cyclical2 sector, the Fund added to its high-yield holdings. In addition, the Fund closed both its long investment-grade and high-yield index swap (CDX) positions by the end of the reporting period.
Performance review
For the twelve months ended November 30, 2024, Western Asset Investment Grade Opportunity Trust Inc. returned 8.01% based on its net asset value (NAV)iv and 7.57% based on its New York Stock Exchange (NYSE) market price per share. The Fund’s unmanaged benchmark, the Bloomberg U.S. Credit Index, returned 8.36% for the same period.
The Fund has a practice of seeking to maintain a relatively stable level of distributions to shareholders. This practice has no impact on the Fund’s investment strategy and may reduce

Consumer non-cyclicals consist of the following industries: consumer products, food/beverage, health care, pharmaceuticals, supermarkets and tobacco.
2

Cyclicals consist of the following industries: automotive, entertainment, gaming, home construction, lodging, retailers, restaurants, textiles and other consumer services.

Western Asset Investment Grade Opportunity Trust Inc. 2024 Annual Report

the Fund’s NAV. The Fund’s manager believes the practice helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and premium/discount to the Fund’s NAV.
During the twelve-month period, the Fund made distributions to shareholders totaling $0.84 per share of which $0.01 will be treated as a return of capital for tax purposes.* The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of November 30, 2024. Past performance is no guarantee of future results.

Performance Snapshot as of November 30, 2024
Price Per Share	12-Month Total Return**
$17.57 (NAV)	8.01%†
$16.75 (Market Price)	7.57%‡
All figures represent past performance and are not a guarantee of future results.
** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.
† Total return assumes the reinvestment of all distributions, including returns of capital, at NAV.
‡ Total return assumes the reinvestment of all distributions, including returns of capital, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.
Q. What were the leading contributors to performance?
A. Among the largest contributors to the Fund’s relative performance during the reporting period was its positioning in a number of sectors/industries, including overweights to banking and insurance and underweight to sovereigns. In terms of issue selection, holdings within the brokerage (overweight Charles Schwab), communications (overweight Charter), and consumer cyclical (overweight Las Vegas Sands) sectors added the most value. The Fund’s quality biases were also rewarded, led by an overweight to lower quality securities, as they outperformed their higher quality counterparts. Duration positioning also contributed to performance as yields decreased over the reporting period.
Q. What were the leading detractors from performance?
A. An underweight to real estate investment trusts (REITs) detracted from performance as the sector outperformed during the reporting period. Issue selection within the consumer non-cyclicals sector (underweight Bristol Myers) and banking (underweight Morgan Stanley and Sumitomo Mitsui) sectors also detracted.
*
For the tax character of distributions paid during the fiscal year ended November 30, 2024, please refer to page 45 of this report.
Western Asset Investment Grade Opportunity Trust Inc. 2024 Annual Report

Fund overview (cont’d)
Looking for additional information?
The Fund is traded under the symbol “IGI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available online under the symbol “XIGIX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.franklintempleton.com.
In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.
Thank you for your investment in the Western Asset Investment Grade Opportunity Trust Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.
Sincerely,
Western Asset Management Company, LLC
December 11, 2024
RISKS: The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Because the Fund is non-diversified, it may be more susceptible to economic, political or regulatory events than a diversified fund. The Fund’s investments are subject to a number of risks, including credit risk, inflation risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. The Fund may invest in lower rated higher yielding bonds or “junk bonds”, which are subject to greater liquidity and credit risk (risk of default) than higher rated obligations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. The Fund may invest in securities or engage in transactions that have the economic effects of leverage which can increase the risk and volatility of the Fund. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The Fund may also invest in money market funds, including funds affiliated with the Fund’s manager and subadvisers. For

Western Asset Investment Grade Opportunity Trust Inc. 2024 Annual Report

more information on Fund risks, see Summary of information regarding the Fund – Principal Risk Factors in this report.
Portfolio holdings and breakdowns are as of November 30, 2024, and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 9 through 27 for a list and percentage breakdown of the Fund’s holdings.
The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of November 30, 2024, were: financials (35.4%), energy (14.9%), health care (10.0%), communication services (8.9%) and consumer discretionary (7.1%). The Fund’s portfolio composition is subject to change at any time.
All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.
The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.
i
The Bloomberg U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.
ii
The Bloomberg U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB or higher).
iii
The Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.
iv
Net asset value (NAV) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.
 Important data provider notices and terms available at www.franklintempletondatasources.com.
Western Asset Investment Grade Opportunity Trust Inc. 2024 Annual Report

Fund at a glance† (unaudited)
Investment breakdown (%) as a percent of total investments

40%
35%
30%
25%
20%
15%
10%
5%
0%
As of November 30, 2024
As of November 30, 2023
35.3
34.1
14.9
13.9
10.0
11.6
8.9
10.8
7.1
5.4
7.0
7.4
4.2
3.5
3.9
4.3
3.4
3.6
1.9
0.9
0.9
1.5
0.8
0.8
0.7
1.5
0.5
0.0
0.5
0.7
Financials
Energy
Health care
Communication services
Consumer discretionary
Industrials
Consumer staples
Utilities
Information technology
Sovereign bonds
Materials
Municipal bonds
Real estate
U.S. government & agency obligations
Short-term investments

†
The bar graph above represents the composition of the Fund’s investments as of November 30, 2024, and November 30, 2023, and does not include derivatives, such as futures contracts, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Investment Grade Opportunity Trust Inc. 2024 Annual Report

Fund performance (unaudited)

Net Asset Value
Average annual total returns[1]
Twelve Months Ended 11/30/24	8.01%
Five Years Ended 11/30/24	0.64
Ten Years Ended 11/30/24	2.81
Cumulative total returns[1]
11/30/14 through 11/30/24	31.88%

Market Price
Average annual total returns[2]
Twelve Months Ended 11/30/24	7.57%
Five Years Ended 11/30/24	-0.35
Ten Years Ended 11/30/24	2.74
Cumulative total returns[2]
11/30/14 through 11/30/24	31.03%
All figures represent past performance and are not a guarantee of future results. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.
[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.
[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.
Western Asset Investment Grade Opportunity Trust Inc. 2024 Annual Report

Fund performance (unaudited) (cont’d)
Historical performance
Value of $10,000 invested in
Western Asset Investment Grade Opportunity Trust Inc. vs. Bloomberg U.S. Credit Index† — November 2014 - November 2024

All figures represent past performance and are not a guarantee of future results. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.
†
Hypothetical illustration of $10,000 invested in Western Asset Investment Grade Opportunity Trust Inc. on November 30, 2014, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value and also assuming the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan through November 30, 2024. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg U.S. Credit Index. The Bloomberg U.S. Credit Index (the “Index”) is an index composed of corporate and non-corporate debt issues that are investment grade. The Index is unmanaged. Please note that an investor cannot invest directly in an index.

Western Asset Investment Grade Opportunity Trust Inc. 2024 Annual Report

Schedule of investments
November 30, 2024
 Western Asset Investment Grade Opportunity Trust Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 95.7%
Communication Services — 8.9%
Diversified Telecommunication Services — 2.7%
AT&T Inc., Senior Notes	4.900%	6/15/42	250,000	$225,469
AT&T Inc., Senior Notes	4.800%	6/15/44	170,000	155,757
AT&T Inc., Senior Notes	3.550%	9/15/55	380,000	270,336
British Telecommunications PLC, Senior Notes	9.625%	12/15/30	910,000	1,119,899
Telefonica Emisiones SA, Senior Notes	7.045%	6/20/36	80,000	90,396
Telefonica Europe BV, Senior Notes	8.250%	9/15/30	230,000	265,957
Verizon Communications Inc., Senior Notes	5.500%	3/16/47	680,000	698,410
Total Diversified Telecommunication Services				2,826,224
Entertainment — 0.7%
Warnermedia Holdings Inc., Senior Notes	5.141%	3/15/52	930,000	748,208
Interactive Media & Services — 0.5%
Meta Platforms Inc., Senior Notes	5.400%	8/15/54	510,000	521,105
Media — 4.7%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.500%	5/1/32	540,000	477,535
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	6.384%	10/23/35	180,000	185,223
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	6.484%	10/23/45	420,000	413,193
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	5.375%	5/1/47	260,000	222,251
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	5.750%	4/1/48	110,000	98,409
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	3.900%	6/1/52	100,000	68,102
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	5.500%	4/1/63	330,000	275,841
Comcast Corp., Senior Notes	6.400%	5/15/38	1,470,000	1,595,356
DISH DBS Corp., Senior Secured Notes	5.750%	12/1/28	250,000	218,358 (a)
Fox Corp., Senior Notes	5.476%	1/25/39	480,000	472,083
See Notes to Financial Statements.
Western Asset Investment Grade Opportunity Trust Inc. 2024 Annual Report

Schedule of investments (cont’d)
November 30, 2024
 Western Asset Investment Grade Opportunity Trust Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
Paramount Global, Senior Notes	5.250%	4/1/44	80,000	$66,293
Time Warner Cable Enterprises LLC, Senior Secured Notes	8.375%	7/15/33	220,000	252,735
Time Warner Cable LLC, Senior Secured Notes	6.550%	5/1/37	370,000	367,835
Time Warner Cable LLC, Senior Secured Notes	6.750%	6/15/39	20,000	20,255
Time Warner Cable LLC, Senior Secured Notes	5.500%	9/1/41	200,000	176,222
Total Media				4,909,691
Wireless Telecommunication Services — 0.3%
T-Mobile USA Inc., Senior Notes	4.375%	4/15/40	100,000	90,096
T-Mobile USA Inc., Senior Notes	4.500%	4/15/50	330,000	285,610
Total Wireless Telecommunication Services				375,706

Total Communication Services				9,380,934
Consumer Discretionary — 7.1%
Automobile Components — 1.4%
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	620,000	616,765 (a)
ZF North America Capital Inc., Senior Notes	6.750%	4/23/30	860,000	840,312 (a)
Total Automobile Components				1,457,077
Automobiles — 1.6%
General Motors Co., Senior Notes	6.125%	10/1/25	300,000	302,510
General Motors Co., Senior Notes	6.600%	4/1/36	170,000	183,892
General Motors Co., Senior Notes	6.750%	4/1/46	340,000	371,296
Hyundai Capital America, Senior Notes	5.250%	1/8/27	300,000	303,010 (a)
Volkswagen Group of America Finance LLC, Senior Notes	5.250%	3/22/29	560,000	558,842 (a)
Total Automobiles				1,719,550
Broadline Retail — 0.5%
Alibaba Group Holding Ltd., Senior Notes	5.250%	5/26/35	270,000	270,810 (a)
Amazon.com Inc., Senior Notes	3.950%	4/13/52	310,000	258,542
Total Broadline Retail				529,352
Diversified Consumer Services — 0.4%
California Institute of Technology, Senior Notes	3.650%	9/1/2119	180,000	122,720
Washington University, Senior Notes	3.524%	4/15/54	150,000	116,560
Washington University, Senior Notes	4.349%	4/15/2122	170,000	140,637
Total Diversified Consumer Services				379,917
See Notes to Financial Statements.

Western Asset Investment Grade Opportunity Trust Inc. 2024 Annual Report

 Western Asset Investment Grade Opportunity Trust Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Hotels, Restaurants & Leisure — 1.9%
Carnival Corp., Senior Notes	5.750%	3/1/27	200,000	$200,996 (a)
Carnival Corp., Senior Secured Notes	7.875%	6/1/27	130,000	137,449
McDonald’s Corp., Senior Notes	4.700%	12/9/35	10,000	9,797
McDonald’s Corp., Senior Notes	4.875%	12/9/45	370,000	346,737
Melco Resorts Finance Ltd., Senior Notes	5.375%	12/4/29	240,000	219,820 (a)
Melco Resorts Finance Ltd., Senior Notes	7.625%	4/17/32	280,000	283,078 (a)
Royal Caribbean Cruises Ltd., Senior Notes	3.700%	3/15/28	630,000	601,423
Sands China Ltd., Senior Notes	5.400%	8/8/28	200,000	198,203
Total Hotels, Restaurants & Leisure				1,997,503
Household Durables — 0.7%
MDC Holdings Inc., Senior Notes	6.000%	1/15/43	310,000	323,112
TopBuild Corp., Senior Notes	3.625%	3/15/29	500,000	464,270 (a)
Total Household Durables				787,382
Specialty Retail — 0.6%
Global Auto Holdings Ltd./AAG FH UK Ltd., Senior Notes	11.500%	8/15/29	200,000	203,359 (a)
Home Depot Inc., Senior Notes	3.625%	4/15/52	250,000	192,210
Lowe’s Cos. Inc., Senior Notes	4.250%	4/1/52	260,000	213,578
Total Specialty Retail				609,147

Total Consumer Discretionary				7,479,928
Consumer Staples — 4.2%
Beverages — 0.8%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.600%	4/15/48	790,000	743,805
Coca-Cola Co., Senior Notes	4.200%	3/25/50	160,000	140,615
Total Beverages				884,420
Consumer Staples Distribution & Retail — 0.2%
Kroger Co., Senior Notes	5.500%	9/15/54	190,000	188,491
Food Products — 0.6%
J M Smucker Co., Senior Notes	6.200%	11/15/33	210,000	225,644
Kraft Heinz Foods Co., Senior Notes	5.000%	6/4/42	90,000	84,784
McCormick & Co. Inc., Senior Notes	4.700%	10/15/34	280,000	271,234
Total Food Products				581,662
Tobacco — 2.6%
Altria Group Inc., Senior Notes	4.800%	2/14/29	800,000	799,231
Altria Group Inc., Senior Notes	3.875%	9/16/46	320,000	246,045
Imperial Brands Finance PLC, Senior Notes	6.125%	7/27/27	510,000	525,410 (a)
See Notes to Financial Statements.
Western Asset Investment Grade Opportunity Trust Inc. 2024 Annual Report

Schedule of investments (cont’d)
November 30, 2024
 Western Asset Investment Grade Opportunity Trust Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Tobacco — continued
Philip Morris International Inc., Senior Notes	4.250%	11/10/44	610,000	$523,643
Reynolds American Inc., Senior Notes	8.125%	5/1/40	280,000	338,005
Reynolds American Inc., Senior Notes	7.000%	8/4/41	300,000	331,521
Total Tobacco				2,763,855

Total Consumer Staples				4,418,428
Energy — 14.9%
Oil, Gas & Consumable Fuels — 14.9%
Antero Midstream Partners LP/Antero Midstream Finance Corp., Senior Notes	6.625%	2/1/32	250,000	254,704 (a)
Apache Corp., Senior Notes	5.250%	2/1/42	160,000	140,794
BP Capital Markets PLC, Senior Notes (6.125% to 6/18/35 then 5 year Treasury Constant Maturity Rate + 1.674%)	6.125%	3/18/35	100,000	99,970 (b)(c)
Columbia Pipelines Operating Co. LLC, Senior Notes	6.036%	11/15/33	270,000	284,721 (a)
Columbia Pipelines Operating Co. LLC, Senior Notes	6.544%	11/15/53	220,000	243,551 (a)
ConocoPhillips, Senior Notes	6.500%	2/1/39	880,000	992,098
Continental Resources Inc., Senior Notes	4.375%	1/15/28	250,000	244,751
Devon Energy Corp., Senior Notes	5.850%	12/15/25	560,000	564,132
Devon Energy Corp., Senior Notes	5.600%	7/15/41	20,000	19,331
Devon Energy Corp., Senior Notes	5.000%	6/15/45	210,000	184,800
Devon Energy Corp., Senior Notes	5.750%	9/15/54	190,000	183,271
Diamondback Energy Inc., Senior Notes	3.125%	3/24/31	290,000	260,800
Diamondback Energy Inc., Senior Notes	6.250%	3/15/53	370,000	392,249
Ecopetrol SA, Senior Notes	8.375%	1/19/36	220,000	216,857
Ecopetrol SA, Senior Notes	5.875%	5/28/45	234,000	167,155
Energy Transfer LP, Junior Subordinated Notes (7.125% to 5/15/30 then 5 year Treasury Constant Maturity Rate + 5.306%)	7.125%	5/15/30	880,000	900,393 (b)(c)
Energy Transfer LP, Senior Notes	8.250%	11/15/29	240,000	272,946
Energy Transfer LP, Senior Notes	6.625%	10/15/36	20,000	21,955
Energy Transfer LP, Senior Notes	5.800%	6/15/38	60,000	61,214
Enterprise Products Operating LLC, Senior Notes	5.550%	2/16/55	560,000	571,749
Enterprise Products Operating LLC, Senior Notes (5.375% to 2/15/28 then 3 mo. Term SOFR + 2.832%)	5.375%	2/15/78	400,000	385,431 (c)
See Notes to Financial Statements.

Western Asset Investment Grade Opportunity Trust Inc. 2024 Annual Report

 Western Asset Investment Grade Opportunity Trust Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Oil, Gas & Consumable Fuels — continued
Expand Energy Corp., Senior Notes	6.750%	4/15/29	270,000	$274,280 (a)
Expand Energy Corp., Senior Notes	5.700%	1/15/35	50,000	50,688 (d)
Exxon Mobil Corp., Senior Notes	4.227%	3/19/40	220,000	200,190
Greensaif Pipelines Bidco Sarl, Senior Secured Notes	6.103%	8/23/42	540,000	542,767 (a)
Hess Midstream Operations LP, Senior Notes	5.125%	6/15/28	200,000	196,675 (a)
Kinder Morgan Inc., Senior Notes	7.800%	8/1/31	530,000	610,889
MPLX LP, Senior Notes	4.500%	4/15/38	350,000	316,502
Occidental Petroleum Corp., Senior Notes	7.875%	9/15/31	500,000	564,662
Occidental Petroleum Corp., Senior Notes	5.550%	10/1/34	340,000	338,341
Occidental Petroleum Corp., Senior Notes	4.400%	4/15/46	10,000	7,832
ONEOK Inc., Senior Notes	6.050%	9/1/33	460,000	484,755
ONEOK Inc., Senior Notes	6.625%	9/1/53	10,000	11,122
Petrobras Global Finance BV, Senior Notes	7.375%	1/17/27	530,000	549,979
Petrobras Global Finance BV, Senior Notes	5.500%	6/10/51	160,000	129,255
Southern Natural Gas Co. LLC, Senior Notes	8.000%	3/1/32	1,000,000	1,149,945
Targa Resources Corp., Senior Notes	5.500%	2/15/35	270,000	274,093
Targa Resources Corp., Senior Notes	4.950%	4/15/52	150,000	134,337
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.875%	1/15/29	760,000	778,631
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	7.850%	2/1/26	560,000	575,201
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	5.400%	8/15/41	10,000	9,946
Western Midstream Operating LP, Senior Notes	4.650%	7/1/26	920,000	916,181
Western Midstream Operating LP, Senior Notes	4.750%	8/15/28	530,000	524,137
Western Midstream Operating LP, Senior Notes	5.450%	4/1/44	120,000	111,332
Western Midstream Operating LP, Senior Notes	5.250%	2/1/50	250,000	223,462
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	62,000	70,963
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	148,000	179,504
Williams Cos. Inc., Senior Notes	3.500%	10/15/51	70,000	50,917

Total Energy				15,739,458
See Notes to Financial Statements.
Western Asset Investment Grade Opportunity Trust Inc. 2024 Annual Report

Schedule of investments (cont’d)
November 30, 2024
 Western Asset Investment Grade Opportunity Trust Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Financials — 35.2%
Banks — 18.9%
Banco Mercantil del Norte SA, Junior Subordinated Notes (7.625% to 1/10/28 then 10 year Treasury Constant Maturity Rate + 5.353%)	7.625%	1/10/28	400,000	$392,051 (a)(b)(c)
Banco Mercantil del Norte SA, Junior Subordinated Notes (8.375% to 10/14/30 then 10 year Treasury Constant Maturity Rate + 7.760%)	8.375%	10/14/30	200,000	200,256 (a)(b)(c)
Banco Mercantil del Norte SA, Junior Subordinated Notes (8.750% to 5/20/35 then 10 year Treasury Constant Maturity Rate + 4.299%)	8.750%	5/20/35	200,000	198,024 (a)(b)(c)
Bank of America Corp., Junior Subordinated Notes (6.100% to 3/17/25 then 3 mo. Term SOFR + 4.160%)	6.100%	3/17/25	190,000	190,095 (b)(c)
Bank of America Corp., Senior Notes	5.875%	2/7/42	790,000	854,578
Bank of America Corp., Senior Notes (4.083% to 3/20/50 then 3 mo. Term SOFR + 3.412%)	4.083%	3/20/51	150,000	124,998 (c)
Bank of America Corp., Senior Notes (4.271% to 7/23/28 then 3 mo. Term SOFR + 1.572%)	4.271%	7/23/29	410,000	403,073 (c)
Bank of America Corp., Subordinated Notes	7.750%	5/14/38	400,000	485,467
Bank of America Corp., Subordinated Notes (5.425% to 8/15/34 then SOFR + 1.913%)	5.425%	8/15/35	170,000	169,960 (c)
Bank of America Corp., Subordinated Notes (5.518% to 10/25/34 then SOFR + 1.738%)	5.518%	10/25/35	520,000	522,582 (c)
Bank of Nova Scotia, Junior Subordinated Notes (8.000% to 1/27/29 then 5 year Treasury Constant Maturity Rate + 4.017%)	8.000%	1/27/84	350,000	368,933 (c)
Barclays PLC, Junior Subordinated Notes (6.125% to 6/15/26 then 5 year Treasury Constant Maturity Rate + 5.867%)	6.125%	12/15/25	460,000	459,963 (b)(c)
BNP Paribas SA, Junior Subordinated Notes (7.375% to 8/19/25 then USD 5 year ICE Swap Rate + 5.150%)	7.375%	8/19/25	820,000	825,022 (a)(b)(c)
See Notes to Financial Statements.

Western Asset Investment Grade Opportunity Trust Inc. 2024 Annual Report

 Western Asset Investment Grade Opportunity Trust Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Banks — continued
BNP Paribas SA, Junior Subordinated Notes (8.500% to 8/14/28 then 5 year Treasury Constant Maturity Rate + 4.354%)	8.500%	8/14/28	290,000	$302,990 (a)(b)(c)
BPCE SA, Senior Notes (5.936% to 5/30/34 then SOFR + 1.850%)	5.936%	5/30/35	390,000	397,229 (a)(c)
BPCE SA, Senior Notes (6.714% to 10/19/28 then SOFR + 2.270%)	6.714%	10/19/29	280,000	295,053 (a)(c)
Citigroup Inc., Junior Subordinated Notes (6.250% to 8/15/26 then 3 mo. Term SOFR + 4.779%)	6.250%	8/15/26	600,000	606,424 (b)(c)
Citigroup Inc., Senior Notes	8.125%	7/15/39	442,000	562,316
Citigroup Inc., Senior Notes	4.650%	7/23/48	460,000	415,904
Citigroup Inc., Subordinated Notes	4.600%	3/9/26	290,000	289,198
Citigroup Inc., Subordinated Notes	4.125%	7/25/28	770,000	752,869
Citigroup Inc., Subordinated Notes	6.675%	9/13/43	370,000	424,995
Citigroup Inc., Subordinated Notes (6.174% to 5/25/33 then SOFR + 2.661%)	6.174%	5/25/34	220,000	230,399 (c)
Cooperatieve Rabobank UA, Senior Notes	5.750%	12/1/43	250,000	261,681
Credit Agricole SA, Junior Subordinated Notes (8.125% to 12/23/25 then USD 5 year ICE Swap Rate + 6.185%)	8.125%	12/23/25	870,000	890,119 (a)(b)(c)
Credit Agricole SA, Senior Notes (6.316% to 10/3/28 then SOFR + 1.860%)	6.316%	10/3/29	450,000	470,863 (a)(c)
HSBC Holdings PLC, Junior Subordinated Notes (6.500% to 3/23/28 then USD 5 year ICE Swap Rate + 3.606%)	6.500%	3/23/28	260,000	258,347 (b)(c)
HSBC Holdings PLC, Senior Notes (6.254% to 3/9/33 then SOFR + 2.390%)	6.254%	3/9/34	1,000,000	1,063,055 (c)
Intesa Sanpaolo SpA, Senior Notes (7.778% to 6/20/53 then 1 year Treasury Constant Maturity Rate + 3.900%)	7.778%	6/20/54	340,000	378,790 (a)(c)
JPMorgan Chase & Co., Senior Notes	6.400%	5/15/38	880,000	989,851
JPMorgan Chase & Co., Senior Notes (5.294% to 7/22/34 then SOFR + 1.460%)	5.294%	7/22/35	280,000	283,499 (c)
JPMorgan Chase & Co., Senior Notes (5.534% to 11/29/44 then SOFR + 1.550%)	5.534%	11/29/45	260,000	266,782 (c)
JPMorgan Chase & Co., Subordinated Notes	5.625%	8/16/43	450,000	470,552
See Notes to Financial Statements.
Western Asset Investment Grade Opportunity Trust Inc. 2024 Annual Report

Schedule of investments (cont’d)
November 30, 2024
 Western Asset Investment Grade Opportunity Trust Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Banks — continued
Lloyds Banking Group PLC, Junior Subordinated Notes (7.500% to 9/27/25 then USD 5 year ICE Swap Rate + 4.496%)	7.500%	9/27/25	270,000	$271,104 (b)(c)
Lloyds Banking Group PLC, Junior Subordinated Notes (8.000% to 3/27/30 then 5 year Treasury Constant Maturity Rate + 3.913%)	8.000%	9/27/29	410,000	428,897 (b)(c)
Morgan Stanley Bank NA, Senior Notes (4.447% to 10/15/26 then SOFR + 0.680%)	4.447%	10/15/27	550,000	547,337 (c)
PNC Bank NA, Subordinated Notes	4.050%	7/26/28	380,000	370,863
PNC Financial Services Group Inc., Senior Notes (4.812% to 10/21/31 then SOFR + 1.259%)	4.812%	10/21/32	370,000	366,543 (c)
Synovus Financial Corp., Senior Notes (6.168% to 11/1/29 then SOFR + 2.347%)	6.168%	11/1/30	140,000	142,581 (c)
Toronto-Dominion Bank, Junior Subordinated Notes (7.250% to 7/31/29 then 5 year Treasury Constant Maturity Rate + 2.977%)	7.250%	7/31/84	200,000	205,388 (c)
Truist Financial Corp., Senior Notes (5.867% to 6/8/33 then SOFR + 2.361%)	5.867%	6/8/34	150,000	156,354 (c)
Truist Financial Corp., Senior Notes (7.161% to 10/30/28 then SOFR + 2.446%)	7.161%	10/30/29	210,000	226,038 (c)
US Bancorp, Senior Notes (5.836% to 6/10/33 then SOFR + 2.260%)	5.836%	6/12/34	280,000	292,413 (c)
Wells Fargo & Co., Senior Notes (4.611% to 4/25/52 then SOFR + 2.130%)	4.611%	4/25/53	600,000	535,661 (c)
Wells Fargo & Co., Senior Notes (5.211% to 12/3/34 then SOFR + 1.380%)	5.211%	12/3/35	570,000	572,722 (c)(d)
Wells Fargo & Co., Senior Notes (5.557% to 7/25/33 then SOFR + 1.990%)	5.557%	7/25/34	520,000	533,504 (c)
Wells Fargo & Co., Subordinated Notes	4.750%	12/7/46	530,000	470,861
Total Banks				19,926,184
Capital Markets — 7.3%
Ares Management Corp., Senior Notes	5.600%	10/11/54	150,000	149,027
Charles Schwab Corp., Senior Notes (6.136% to 8/24/33 then SOFR + 2.010%)	6.136%	8/24/34	680,000	728,961 (c)
CI Financial Corp., Senior Notes	7.500%	5/30/29	290,000	309,196 (a)
CME Group Inc., Senior Notes	5.300%	9/15/43	440,000	461,211
See Notes to Financial Statements.

Western Asset Investment Grade Opportunity Trust Inc. 2024 Annual Report

 Western Asset Investment Grade Opportunity Trust Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Capital Markets — continued
Credit Suisse AG AT1 Claim	—	—	2,390,000	$0 *(e)(f)(g)
Goldman Sachs Group Inc., Junior Subordinated Notes (7.500% to 2/10/29 then 5 year Treasury Constant Maturity Rate + 3.156%)	7.500%	2/10/29	150,000	160,938 (b)(c)
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	1,500,000	1,645,498
Goldman Sachs Group Inc., Senior Notes (3.615% to 3/15/27 then SOFR + 1.846%)	3.615%	3/15/28	630,000	613,526 (c)
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	70,000	67,571
Intercontinental Exchange Inc., Senior Notes	4.950%	6/15/52	230,000	218,720
Intercontinental Exchange Inc., Senior Notes	5.200%	6/15/62	240,000	234,553
KKR Group Finance Co. III LLC, Senior Notes	5.125%	6/1/44	600,000	571,681 (a)
Morgan Stanley, Senior Notes	6.375%	7/24/42	80,000	90,906
Morgan Stanley, Senior Notes (1.928% to 4/28/31 then SOFR + 1.020%)	1.928%	4/28/32	530,000	441,240 (c)
Morgan Stanley, Senior Notes (2.802% to 1/25/51 then SOFR + 1.430%)	2.802%	1/25/52	320,000	210,701 (c)
Morgan Stanley, Subordinated Notes	4.350%	9/8/26	290,000	287,994
Morgan Stanley, Subordinated Notes (5.948% to 1/19/33 then 5 year Treasury Constant Maturity Rate + 2.430%)	5.948%	1/19/38	80,000	81,860 (c)
Raymond James Financial Inc., Senior Notes	4.950%	7/15/46	150,000	141,273
State Street Corp., Junior Subordinated Notes (6.700% to 3/15/29 then 5 year Treasury Constant Maturity Rate + 2.613%)	6.700%	3/15/29	380,000	391,003 (b)(c)
UBS Group AG, Junior Subordinated Notes (9.250% to 11/13/33 then 5 year Treasury Constant Maturity Rate + 4.758%)	9.250%	11/13/33	440,000	506,914 (a)(b)(c)
UBS Group AG, Senior Notes (6.301% to 9/22/33 then 1 year Treasury Constant Maturity Rate + 2.000%)	6.301%	9/22/34	350,000	375,623 (a)(c)
Total Capital Markets				7,688,396
See Notes to Financial Statements.
Western Asset Investment Grade Opportunity Trust Inc. 2024 Annual Report

Schedule of investments (cont’d)
November 30, 2024
 Western Asset Investment Grade Opportunity Trust Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Consumer Finance — 0.2%
Capital One Financial Corp., Senior Notes (5.817% to 2/1/33 then SOFR + 2.600%)	5.817%	2/1/34	140,000	$144,028 (c)
Financial Services — 2.9%
Apollo Global Management Inc., Senior Notes	5.800%	5/21/54	200,000	211,375
Apollo Global Management Inc., Senior Notes (6.000% to 12/15/34 then 5 year Treasury Constant Maturity Rate + 2.168%)	6.000%	12/15/54	60,000	60,198 (c)
Berkshire Hathaway Energy Co., Senior Notes	6.125%	4/1/36	590,000	636,426
Carlyle Finance LLC, Senior Notes	5.650%	9/15/48	170,000	169,951 (a)
Carlyle Holdings II Finance LLC, Senior Notes	5.625%	3/30/43	360,000	360,304 (a)
Everest Reinsurance Holdings Inc., Senior Notes	3.500%	10/15/50	220,000	158,294
ILFC E-Capital Trust I, Ltd. GTD (3 mo. Term SOFR + 1.812%)	6.565%	12/21/65	600,000	493,926 (a)(c)
ILFC E-Capital Trust II, Ltd. GTD (3 mo. Term SOFR + 2.062%)	6.815%	12/21/65	100,000	83,799 (a)(c)
Jane Street Group/JSG Finance Inc., Senior Secured Notes	6.125%	11/1/32	520,000	522,535 (a)
LPL Holdings Inc., Senior Notes	4.000%	3/15/29	200,000	190,110 (a)
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer Inc., Senior Notes	4.000%	10/15/33	220,000	191,537 (a)
Total Financial Services				3,078,455
Insurance — 5.5%
Allianz SE, Subordinated Notes (5.600% to 9/3/34 then 5 year Treasury Constant Maturity Rate + 2.771%)	5.600%	9/3/54	200,000	198,550 (a)(c)
American International Group Inc., Senior Notes	4.750%	4/1/48	80,000	73,842
Aon North America Inc., Senior Notes	5.750%	3/1/54	210,000	217,770
Athene Holding Ltd., Senior Notes	6.250%	4/1/54	500,000	526,779
Global Atlantic Fin Co., Senior Notes	6.750%	3/15/54	500,000	528,404 (a)
Liberty Mutual Insurance Co., Subordinated Notes	7.875%	10/15/26	500,000	521,852 (a)
Marsh & McLennan Cos. Inc., Senior Notes	5.000%	3/15/35	600,000	603,024
Massachusetts Mutual Life Insurance Co., Subordinated Notes	4.900%	4/1/77	420,000	363,929 (a)
See Notes to Financial Statements.

Western Asset Investment Grade Opportunity Trust Inc. 2024 Annual Report

 Western Asset Investment Grade Opportunity Trust Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Insurance — continued
MetLife Inc., Junior Subordinated Notes	9.250%	4/8/38	159,000	$188,561 (a)
Nationwide Mutual Insurance Co., Subordinated Notes	9.375%	8/15/39	320,000	419,426 (a)
New York Life Insurance Co., Subordinated Notes	4.450%	5/15/69	140,000	115,918 (a)
Northwestern Mutual Life Insurance Co., Subordinated Notes	3.625%	9/30/59	180,000	128,779 (a)
Prudential Financial Inc., Junior Subordinated Notes (6.750% to 3/1/33 then 5 year Treasury Constant Maturity Rate + 2.848%)	6.750%	3/1/53	270,000	284,267 (c)
RenaissanceRe Holdings Ltd., Senior Notes	5.750%	6/5/33	180,000	184,845
Teachers Insurance & Annuity Association of America, Subordinated Notes	6.850%	12/16/39	650,000	748,098 (a)
Teachers Insurance & Annuity Association of America, Subordinated Notes	4.900%	9/15/44	390,000	364,718 (a)
Travelers Cos. Inc., Senior Notes	6.250%	6/15/37	240,000	266,664
Total Insurance				5,735,426
Mortgage Real Estate Investment Trusts (REITs) — 0.4%
Blackstone Holdings Finance Co. LLC, Senior Notes	6.200%	4/22/33	410,000	442,968 (a)

Total Financials				37,015,457
Health Care — 10.0%
Biotechnology — 1.1%
Amgen Inc., Senior Notes	5.250%	3/2/33	680,000	691,269
Amgen Inc., Senior Notes	5.650%	3/2/53	270,000	275,607
Amgen Inc., Senior Notes	5.750%	3/2/63	90,000	91,698
Gilead Sciences Inc., Senior Notes	5.650%	12/1/41	60,000	62,264
Gilead Sciences Inc., Senior Notes	4.750%	3/1/46	60,000	55,397
Total Biotechnology				1,176,235
Health Care Equipment & Supplies — 0.5%
Abbott Laboratories, Senior Notes	4.900%	11/30/46	120,000	117,780
Becton Dickinson & Co., Senior Notes	4.685%	12/15/44	510,000	461,339
Total Health Care Equipment & Supplies				579,119
Health Care Providers & Services — 5.9%
Cardinal Health Inc., Senior Notes	5.350%	11/15/34	390,000	394,020
Centene Corp., Senior Notes	4.625%	12/15/29	560,000	537,266
Centene Corp., Senior Notes	3.375%	2/15/30	290,000	261,391
Cigna Group, Senior Notes	4.800%	8/15/38	320,000	303,098
See Notes to Financial Statements.
Western Asset Investment Grade Opportunity Trust Inc. 2024 Annual Report

Schedule of investments (cont’d)
November 30, 2024
 Western Asset Investment Grade Opportunity Trust Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Health Care Providers & Services — continued
CommonSpirit Health, Secured Notes	4.350%	11/1/42	60,000	$52,442
CommonSpirit Health, Senior Secured Notes	5.318%	12/1/34	250,000	254,378
CVS Health Corp., Senior Notes	4.300%	3/25/28	950,000	931,945
CVS Health Corp., Senior Notes	4.780%	3/25/38	320,000	290,831
Dartmouth-Hitchcock Health, Secured Bonds	4.178%	8/1/48	150,000	121,233
Elevance Health Inc., Senior Notes	5.350%	10/15/25	290,000	291,400
Elevance Health Inc., Senior Notes	4.375%	12/1/47	130,000	110,522
HCA Inc., Senior Notes	4.125%	6/15/29	200,000	193,139
HCA Inc., Senior Notes	5.125%	6/15/39	100,000	94,986
HCA Inc., Senior Notes	5.500%	6/15/47	210,000	201,269
HCA Inc., Senior Notes	5.250%	6/15/49	310,000	284,637
Horizon Mutual Holdings Inc., Senior Notes	6.200%	11/15/34	240,000	242,433 (a)
Humana Inc., Senior Notes	4.800%	3/15/47	360,000	312,955
Inova Health System Foundation, Senior Notes	4.068%	5/15/52	140,000	119,244
Laboratory Corp. of America Holdings, Senior Notes	4.800%	10/1/34	280,000	272,168
UnitedHealth Group Inc., Senior Notes	5.500%	7/15/44	180,000	184,394
UnitedHealth Group Inc., Senior Notes	5.625%	7/15/54	700,000	726,746
Total Health Care Providers & Services				6,180,497
Pharmaceuticals — 2.5%
Bausch Health Cos. Inc., Senior Notes	5.000%	1/30/28	130,000	87,783 (a)
Bristol-Myers Squibb Co., Senior Notes	6.250%	11/15/53	110,000	123,472
Pfizer Inc., Senior Notes	7.200%	3/15/39	330,000	397,854
Pfizer Investment Enterprises Pte Ltd., Senior Notes	5.110%	5/19/43	370,000	362,931
Pfizer Investment Enterprises Pte Ltd., Senior Notes	5.300%	5/19/53	470,000	464,957
Pfizer Investment Enterprises Pte Ltd., Senior Notes	5.340%	5/19/63	90,000	87,449
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	8.125%	9/15/31	320,000	360,228
Wyeth LLC, Senior Notes	5.950%	4/1/37	650,000	700,360
Zoetis Inc., Senior Notes	4.700%	2/1/43	40,000	36,813
Total Pharmaceuticals				2,621,847

Total Health Care				10,557,698
See Notes to Financial Statements.

Western Asset Investment Grade Opportunity Trust Inc. 2024 Annual Report

 Western Asset Investment Grade Opportunity Trust Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Industrials — 6.9%
Aerospace & Defense — 2.4%
Boeing Co., Senior Notes	6.528%	5/1/34	540,000	$574,450 (a)
Boeing Co., Senior Notes	5.705%	5/1/40	190,000	184,369
HEICO Corp., Senior Notes	5.350%	8/1/33	280,000	285,710
Hexcel Corp., Senior Notes	4.200%	2/15/27	1,000,000	981,650
L3Harris Technologies Inc., Senior Notes	5.400%	7/31/33	170,000	174,010
L3Harris Technologies Inc., Senior Notes	4.854%	4/27/35	250,000	243,148
Lockheed Martin Corp., Senior Notes	4.700%	5/15/46	120,000	112,134
Total Aerospace & Defense				2,555,471
Air Freight & Logistics — 0.4%
United Parcel Service Inc., Senior Notes	6.200%	1/15/38	410,000	454,544
Commercial Services & Supplies — 0.2%
Waste Management Inc., Senior Notes	4.650%	3/15/30	260,000	259,711
Ground Transportation — 0.3%
Union Pacific Corp., Senior Notes	4.375%	11/15/65	310,000	248,383
Union Pacific Corp., Senior Notes	3.750%	2/5/70	30,000	21,682
Total Ground Transportation				270,065
Industrial Conglomerates — 0.7%
General Electric Co., Senior Notes	6.875%	1/10/39	143,000	167,803
Honeywell International Inc., Senior Notes	5.000%	2/15/33	540,000	549,841
Total Industrial Conglomerates				717,644
Machinery — 0.4%
Caterpillar Inc., Senior Notes	4.750%	5/15/64	210,000	194,317
Otis Worldwide Corp., Senior Notes	5.125%	11/19/31	190,000	192,732
Total Machinery				387,049
Passenger Airlines — 1.0%
American Airlines Inc./AAdvantage Loyalty IP Ltd., Senior Secured Notes	5.500%	4/20/26	85,000	85,031 (a)
American Airlines Inc./AAdvantage Loyalty IP Ltd., Senior Secured Notes	5.750%	4/20/29	170,000	169,870 (a)
Delta Air Lines Inc., Senior Secured Notes	7.000%	5/1/25	420,000	422,752 (a)
Delta Air Lines Inc./SkyMiles IP Ltd., Senior Secured Notes	4.750%	10/20/28	210,000	208,640 (a)
Southwest Airlines Co., Senior Notes	5.125%	6/15/27	170,000	171,492
Total Passenger Airlines				1,057,785
Trading Companies & Distributors — 1.5%
Air Lease Corp., Senior Notes	1.875%	8/15/26	200,000	190,501
Air Lease Corp., Senior Notes	5.850%	12/15/27	480,000	494,361
Air Lease Corp., Senior Notes	4.625%	10/1/28	500,000	497,849
See Notes to Financial Statements.
Western Asset Investment Grade Opportunity Trust Inc. 2024 Annual Report

Schedule of investments (cont’d)
November 30, 2024
 Western Asset Investment Grade Opportunity Trust Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Trading Companies & Distributors — continued
Aircastle Ltd./Aircastle Ireland DAC, Senior Notes	5.750%	10/1/31	250,000	$256,838 (a)
Aviation Capital Group LLC, Senior Notes	4.125%	8/1/25	140,000	139,137 (a)
Total Trading Companies & Distributors				1,578,686

Total Industrials				7,280,955
Information Technology — 3.4%
IT Services — 0.3%
Accenture Capital Inc., Senior Notes	4.050%	10/4/29	100,000	98,280
Kyndryl Holdings Inc., Senior Notes	4.100%	10/15/41	250,000	205,289
Total IT Services				303,569
Semiconductors & Semiconductor Equipment — 2.0%
Broadcom Inc., Senior Notes	4.350%	2/15/30	180,000	176,492
Broadcom Inc., Senior Notes	4.300%	11/15/32	460,000	441,479
Broadcom Inc., Senior Notes	4.926%	5/15/37	239,000	232,039 (a)
Foundry JV Holdco LLC, Senior Secured Notes	6.250%	1/25/35	650,000	672,078 (a)
Intel Corp., Senior Notes	4.900%	7/29/45	120,000	104,799
Intel Corp., Senior Notes	4.750%	3/25/50	20,000	16,747
Intel Corp., Senior Notes	4.950%	3/25/60	100,000	84,552
NVIDIA Corp., Senior Notes	3.700%	4/1/60	120,000	94,151
QUALCOMM Inc., Senior Notes	4.300%	5/20/47	70,000	60,602
Texas Instruments Inc., Senior Notes	4.600%	2/15/28	220,000	221,790
Total Semiconductors & Semiconductor Equipment				2,104,729
Software — 1.1%
AppLovin Corp., Senior Notes	5.375%	12/1/31	140,000	141,439 (d)
AppLovin Corp., Senior Notes	5.950%	12/1/54	30,000	30,828 (d)
Microsoft Corp., Senior Notes	4.250%	2/6/47	520,000	490,441
Oracle Corp., Senior Notes	3.950%	3/25/51	90,000	70,293
Oracle Corp., Senior Notes	4.100%	3/25/61	580,000	441,752
Total Software				1,174,753

Total Information Technology				3,583,051
Materials — 0.9%
Chemicals — 0.4%
OCP SA, Senior Notes	6.750%	5/2/34	390,000	404,344 (a)
Metals & Mining — 0.5%
ArcelorMittal SA, Senior Notes	6.550%	11/29/27	140,000	146,532
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	410,000	397,486
Total Metals & Mining				544,018

Total Materials				948,362
See Notes to Financial Statements.

Western Asset Investment Grade Opportunity Trust Inc. 2024 Annual Report

 Western Asset Investment Grade Opportunity Trust Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Real Estate — 0.7%
Diversified REITs — 0.2%
VICI Properties LP, Senior Notes	5.750%	4/1/34	170,000	$173,774
Health Care REITs — 0.3%
Ventas Realty LP, Senior Notes	4.400%	1/15/29	320,000	315,255
Industrial REITs — 0.2%
Prologis LP, Senior Notes	5.250%	3/15/54	200,000	198,285

Total Real Estate				687,314
Utilities — 3.5%
Electric Utilities — 3.0%
CenterPoint Energy Houston Electric LLC	5.050%	3/1/35	260,000	262,247
CenterPoint Energy Houston Electric LLC, Senior Secured Bonds	4.500%	4/1/44	230,000	207,267
Comision Federal de Electricidad, Senior Notes	6.450%	1/24/35	450,000	433,160 (a)
Commonwealth Edison Co., First Mortgage Bonds	6.450%	1/15/38	350,000	391,507
Enel Finance International NV, Senior Notes	7.050%	10/14/25	200,000	203,666 (a)
Interstate Power and Light Co., Senior Notes	5.450%	9/30/54	90,000	90,228
MidAmerican Energy Co., First Mortgage Bonds	3.650%	4/15/29	140,000	134,812
Ohio Edison Co., Senior Notes	5.500%	1/15/33	140,000	143,452 (a)
Pacific Gas and Electric Co., First Mortgage Bonds	4.950%	7/1/50	110,000	98,703
Pacific Gas and Electric Co., First Mortgage Bonds	6.750%	1/15/53	220,000	247,402
Southern California Edison Co., First Mortgage Bonds	4.125%	3/1/48	280,000	231,596
Southern Co., Junior Subordinated Notes (4.000% to 1/15/26 then 5 year Treasury Constant Maturity Rate + 3.733%)	4.000%	1/15/51	40,000	39,277 (c)
Virginia Electric & Power Co., Senior Notes	8.875%	11/15/38	290,000	390,102
Vistra Operations Co. LLC, Senior Secured Notes	5.700%	12/30/34	290,000	294,507 (a)(d)
Total Electric Utilities				3,167,926
Independent Power and Renewable Electricity Producers — 0.4%
Calpine Corp., Senior Secured Notes	4.500%	2/15/28	400,000	387,248 (a)
See Notes to Financial Statements.
Western Asset Investment Grade Opportunity Trust Inc. 2024 Annual Report

Schedule of investments (cont’d)
November 30, 2024
 Western Asset Investment Grade Opportunity Trust Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Multi-Utilities — 0.1%
PECO Energy Co., First Mortgage Bonds	5.250%	9/15/54	140,000	$140,106

Total Utilities				3,695,280
Total Corporate Bonds & Notes (Cost — $100,367,705)				100,786,865
Sovereign Bonds — 1.9%
Argentina — 0.7%
Argentine Republic Government International Bond, Senior Notes	1.000%	7/9/29	11,447	8,888
Argentine Republic Government International Bond, Senior Notes, Step bond (4.125% to 7/9/27 then 4.750%)	4.125%	7/9/35	182,200	115,606
Provincia de Buenos Aires, Senior Notes	6.625%	9/1/37	994,118	647,419 (a)
Total Argentina				771,913
Brazil — 0.3%
Brazilian Government International Bond, Senior Notes	6.125%	3/15/34	310,000	305,483
Ivory Coast — 0.5%
Ivory Coast Government International Bond, Senior Notes	7.625%	1/30/33	460,000	459,276 (a)
Mexico — 0.4%
Mexican Bonos, Senior Notes	8.500%	11/18/38	4,490,000 MXN	193,694
Mexico Government International Bond, Senior Notes	6.400%	5/7/54	280,000	264,222
Total Mexico				457,916

Total Sovereign Bonds (Cost — $1,883,669)				1,994,588
Municipal Bonds — 0.8%
California — 0.1%
Regents of the University of California Medical Center Pooled Revenue, Series Q	4.563%	5/15/53	160,000	147,112
Florida — 0.2%
Sumter Landing, FL, Community Development District Recreational Revenue, Taxable Community Development District	4.172%	10/1/47	260,000	235,699
Illinois — 0.5%
Illinois State, GO, Taxable, Build America Bonds, Series 2010-3	6.725%	4/1/35	448,462	474,212

Total Municipal Bonds (Cost — $909,105)				857,023
See Notes to Financial Statements.

Western Asset Investment Grade Opportunity Trust Inc. 2024 Annual Report

 Western Asset Investment Grade Opportunity Trust Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Senior Loans — 0.5%
Industrials — 0.1%
Passenger Airlines — 0.1%
Delta Air Lines Inc., Initial Term Loan (3 mo. Term SOFR + 3.750%)	8.367%	10/20/27	103,026	$105,229 (c)(h)(i)

Materials — 0.0%††
Paper & Forest Products — 0.0%††
Schweitzer-Mauduit International Inc., Term Loan B (1 mo. Term SOFR + 3.864%)	8.437%	4/20/28	28,498	28,569 (c)(f)(h)(i)

Utilities — 0.4%
Electric Utilities — 0.4%
NRG Energy Inc., Term Loan	6.323-6.355%	4/16/31	368,150	369,807 (c)(h)(i)

Total Senior Loans (Cost — $498,136)				503,605
U.S. Government & Agency Obligations — 0.5%
U.S. Government Obligations — 0.5%
U.S. Treasury Bonds	4.250%	8/15/54	390,000	381,530
U.S. Treasury Notes	4.125%	10/31/29	100,000	100,168
U.S. Treasury Notes	4.250%	11/15/34	10,000	10,046

Total U.S. Government & Agency Obligations (Cost — $485,121)				491,744
			Shares
Preferred Stocks — 0.2%
Financials — 0.2%
Insurance — 0.2%
Delphi Financial Group Inc. (3 mo. Term SOFR + 3.452%) (Cost — $233,032)	7.975%		9,325	224,966 (c)
Total Investments before Short-Term Investments (Cost — $104,376,768)				104,858,791

Short-Term Investments — 0.5%
Western Asset Premier Institutional Government Reserves, Premium Shares (Cost — $530,350)	4.603%		530,350	530,350 (j)(k)
Total Investments — 100.1% (Cost — $104,907,118)				105,389,141
Liabilities in Excess of Other Assets — (0.1)%				(88,472)
Total Net Assets — 100.0%				$105,300,669

See Notes to Financial Statements.
Western Asset Investment Grade Opportunity Trust Inc. 2024 Annual Report

Schedule of investments (cont’d)
November 30, 2024
 Western Asset Investment Grade Opportunity Trust Inc.
†	Face amount denominated in U.S. dollars, unless otherwise noted.
††	Represents less than 0.1%.
*	Non-income producing security.
(a)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(b)	Security has no maturity date. The date shown represents the next call date.
(c)
Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(d)	Securities traded on a when-issued or delayed delivery basis.
(e)	Security is fair valued in accordance with procedures approved by the Board of Directors (Note 1).
(f)	Security is valued using significant unobservable inputs (Note 1).
(g)	Value is less than $1.
(h)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(i)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.
(j)	Rate shown is one-day yield as of the end of the reporting period.
(k)
In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At November 30, 2024, the total market value of investments in Affiliated
Companies was $530,350 and the cost was $530,350 (Note 8).

Abbreviation(s) used in this schedule:
GO	—	General Obligation
GTD	—	Guaranteed
ICE	—	Intercontinental Exchange
MXN	—	Mexican Peso
SOFR	—	Secured Overnight Financing Rate
USD	—	United States Dollar
At November 30, 2024, the Fund had the following open futures contracts:
	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
U.S. Treasury 2-Year Notes	42	3/25	$8,641,784	$8,656,594	$14,810
U.S. Treasury 5-Year Notes	35	3/25	3,745,965	3,766,055	20,090
U.S. Treasury Ultra Long-Term Bonds	2	3/25	251,847	254,375	2,528
					37,428
See Notes to Financial Statements.

Western Asset Investment Grade Opportunity Trust Inc. 2024 Annual Report

 Western Asset Investment Grade Opportunity Trust Inc.
	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Sell:
Euro-Bund	4	12/24	$562,439	$569,715	$(7,276)
U.S. Treasury 10-Year Notes	4	3/25	440,300	444,750	(4,450)
U.S. Treasury Long-Term Bonds	11	3/25	1,281,109	1,314,500	(33,391)
U.S. Treasury Ultra 10-Year Notes	49	3/25	5,518,137	5,625,047	(106,910)
					(152,027)
Net unrealized depreciation on open futures contracts					$(114,599)
At November 30, 2024, the Fund had the following open forward foreign currency contracts:
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	2,239,987	USD	391,805	Goldman Sachs Group Inc.	12/3/24	$(19,723)
BRL	2,239,987	USD	370,032	Goldman Sachs Group Inc.	12/3/24	2,050
USD	370,032	BRL	2,239,987	Goldman Sachs Group Inc.	12/3/24	(2,050)
USD	384,877	BRL	2,239,987	Goldman Sachs Group Inc.	12/3/24	12,796
BRL	2,239,987	USD	383,415	Goldman Sachs Group Inc.	1/3/25	(12,718)
EUR	374,288	USD	395,223	Bank of America N.A.	1/16/25	1,165
USD	412,585	EUR	374,287	Bank of America N.A.	1/16/25	16,197
EUR	759,878	USD	837,677	Citibank N.A.	1/16/25	(32,931)
USD	802,411	EUR	759,878	Citibank N.A.	1/16/25	(2,335)
JPY	37,743,815	USD	258,024	JPMorgan Chase & Co.	1/16/25	(4,088)
Net unrealized depreciation on open forward foreign currency contracts						$(41,637)

Abbreviation(s) used in this table:
BRL	—	Brazilian Real
EUR	—	Euro
JPY	—	Japanese Yen
USD	—	United States Dollar
See Notes to Financial Statements.
Western Asset Investment Grade Opportunity Trust Inc. 2024 Annual Report

Statement of assets and liabilities
November 30, 2024

Assets:
Investments in unaffiliated securities, at value (Cost — $104,376,768)	$104,858,791
Investments in affiliated securities, at value (Cost — $530,350)	530,350
Foreign currency, at value (Cost — $472)	50
Cash	196
Interest receivable	1,409,812
Deposits with brokers for open futures contracts	236,316
Receivable for securities sold	90,219
Unrealized appreciation on forward foreign currency contracts	32,208
Foreign currency collateral for open futures contracts, at value (Cost — $24,380)	24,116
Dividends receivable from affiliated investments	1,644
Security litigation proceeds receivable	104
Prepaid expenses	1,695
Total Assets	107,185,501
Liabilities:
Payable for securities purchased	1,168,846
Distributions payable	425,549
Unrealized depreciation on forward foreign currency contracts	73,845
Investment management fee payable	47,067
Payable to brokers — net variation margin on open futures contracts	24,003
Directors’ fees payable	7,554
Accrued expenses	137,968
Total Liabilities	1,884,832
Total Net Assets	$105,300,669
Net Assets:
Par value ($0.001 par value; 5,993,650 shares issued and outstanding; 100,000,000 shares authorized)	$5,994
Paid-in capital in excess of par value	118,351,997
Total distributable earnings (loss)	(13,057,322)
Total Net Assets	$105,300,669
Shares Outstanding	5,993,650
Net Asset Value	$17.57
See Notes to Financial Statements.

Western Asset Investment Grade Opportunity Trust Inc. 2024 Annual Report

Statement of operations
For the Year Ended November 30, 2024

Investment Income:
Interest	$9,781,728
Dividends from affiliated investments	76,854
Dividends from unaffiliated investments	20,699
Total Investment Income	9,879,281
Expenses:
Investment management fee (Note 2)	1,148,758
Legal fees	112,836
Transfer agent fees	106,370
Directors’ fees	68,240
Audit and tax fees	57,406
Shareholder reports	27,195
Fund accounting fees	26,439
Stock exchange listing fees	12,463
Custody fees	1,605
Insurance	1,471
Miscellaneous expenses	42,568
Total Expenses	1,605,351
Less: Fee waivers and/or expense reimbursements (Note 2)	(126,402)
Net Expenses	1,478,949
Net Investment Income	8,400,332
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(3,234,537)
Futures contracts	272,200
Swap contracts	(158,410)
Forward foreign currency contracts	(113,362)
Foreign currency transactions	(10,836)
Net Realized Loss	(3,244,945)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	11,782,321
Futures contracts	(167,930)
Swap contracts	71,862
Forward foreign currency contracts	(120,569)
Foreign currencies	(12,068)
Change in Net Unrealized Appreciation (Depreciation)	11,553,616
Net Gain on Investments, Futures Contracts, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	8,308,671
Increase in Net Assets From Operations	$16,709,003
See Notes to Financial Statements.
Western Asset Investment Grade Opportunity Trust Inc. 2024 Annual Report

Statements of changes in net assets

For the Years Ended November 30,	2024	2023
Operations:
Net investment income	$8,400,332	$8,968,192
Net realized loss	(3,244,945)	(4,961,978)
Change in net unrealized appreciation (depreciation)	11,553,616	2,936,326
Increase in Net Assets From Operations	16,709,003	6,942,540
Distributions to Shareholders From (Note 1):
Total distributable earnings	(8,334,516)	(8,721,810)
Return of capital	(137,318)	—
Decrease in Net Assets From Distributions to Shareholders	(8,471,834)	(8,721,810)
Fund Share Transactions:
Cost of shares repurchased through tender offer (4,854,372 and 0 shares repurchased, respectively) (Note 5)	(88,106,852)	—
Decrease in Net Assets From Fund Share Transactions	(88,106,852)	—
Decrease in Net Assets	(79,869,683)	(1,779,270)
Net Assets:
Beginning of year	185,170,352	186,949,622
End of year	$105,300,669	$185,170,352
See Notes to Financial Statements.

Western Asset Investment Grade Opportunity Trust Inc. 2024 Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended November 30:
	2024[1]	2023[1]	2022[1]	2021[1]	2020[1]
Net asset value, beginning of year	$17.07	$17.23	$21.47	$22.09	$21.12
Income (loss) from operations:
Net investment income	0.84	0.83	0.78	0.76	0.79
Net realized and unrealized gain (loss)	0.50	(0.19)	(4.22)	(0.58)	1.03
Total income (loss) from operations	1.34	0.64	(3.44)	0.18	1.82
Less distributions from:
Net investment income	(0.83)	(0.80)	(0.80)	(0.80)	(0.81)
Net realized gains	—	—	—	—	(0.04)
Return of capital	(0.01)	—	—	—	—
Total distributions	(0.84)	(0.80)	(0.80)	(0.80)	(0.85)
Dilutive impact of tender offer	(0.00)[2,3]	—	—	—	—
Net asset value, end of year	$17.57	$17.07	$17.23	$21.47	$22.09
Market price, end of year	$16.75	$16.35	$16.47	$22.03	$21.42
Total return, based on NAV[4,5]	8.01%[6]	3.84%	(16.20)%	0.83%	8.96%
Total return, based on Market Price[7]	7.57%	4.23%	(21.82)%	6.70%	5.06%
Net assets, end of year (millions)	$105	$185	$187	$233	$239
Ratios to average net assets:
Gross expenses	0.91%[6]	0.79%	0.80%	0.79%	0.79%
Net expenses[8,9]	0.84 [6]	0.74	0.78	0.79	0.79
Net investment income	4.75 [6]	4.83	4.16	3.49	3.77
Portfolio turnover rate	37%	13%	18%	19%	41%

[1]	Per share amounts have been calculated using the average shares method.
[2]	Amount represents less than $0.005 or greater than $(0.005) per share.
[3]	The tender offer was completed at a price of $18.15 for 4,854,372 shares and $88,106,852 for the year ended November 30, 2024.
[4]
Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements.
In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results.
[6]
Ratios and total return for the year ended November 30, 2024, include certain non-recurring fees incurred by the
Fund during the period. Without these items, the gross and net expense ratios and the net investment income ratio would have been 0.82%, 0.75% and 4.84%, respectively, and total return based on NAV would have been 8.19%.

[7]	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.
[8]	The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.
[9]	Reflects fee waivers and/or expense reimbursements.
See Notes to Financial Statements.
Western Asset Investment Grade Opportunity Trust Inc. 2024 Annual Report

Notes to financial statements
1. Organization and significant accounting policies
Western Asset Investment Grade Opportunity Trust Inc. (formerly Western Asset Investment Grade Defined Opportunity Trust Inc.) (the “Fund”) was incorporated in Maryland on April 24, 2009 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide current income. As a secondary investment objective, the Fund will seek capital appreciation. There can be no assurance the Fund will achieve its investment objectives. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets in investment grade corporate fixed income securities of varying maturities.
At the Fund’s Special Meeting held on June 7, 2024, stockholders approved the proposal to convert the Fund to a perpetual fund by eliminating the Fund’s term, which was scheduled to end at the close of business on December 2, 2024, and eliminating the Fund’s fundamental policy to liquidate on or about December 2, 2024. Since the Fund maintained at least $50 million of net assets following a tender offer (See Note 5, “Tender Offer”), the Fund changed its name from “Western Asset Investment Grade Defined Opportunity Trust Inc.” to “Western Asset Investment Grade Opportunity Trust Inc.” and the conversion became effective on November 1, 2024.
The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.
(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the

Western Asset Investment Grade Opportunity Trust Inc. 2024 Annual Report

security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.
Pursuant to policies adopted by the Board of Directors, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.
The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.
Western Asset Investment Grade Opportunity Trust Inc. 2024 Annual Report

Notes to financial statements (cont’d)
GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
•
 Level 1 — unadjusted quoted prices in active markets for identical investments
•
 Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•
 Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Corporate Bonds & Notes	—	$100,786,865	—	$100,786,865
Sovereign Bonds	—	1,994,588	—	1,994,588
Municipal Bonds	—	857,023	—	857,023
Senior Loans:
Materials	—	—	$28,569	28,569
Other Senior Loans	—	475,036	—	475,036
U.S. Government & Agency Obligations	—	491,744	—	491,744
Preferred Stocks	—	224,966	—	224,966
Total Long-Term Investments	—	104,830,222	28,569	104,858,791
Short-Term Investments†	$530,350	—	—	530,350
Total Investments	$530,350	$104,830,222	$28,569	$105,389,141
Other Financial Instruments:
Futures Contracts††	$37,428	—	—	$37,428
Forward Foreign Currency Contracts††	—	$32,208	—	32,208
Total Other Financial Instruments	$37,428	$32,208	—	$69,636
Total	$567,778	$104,862,430	$28,569	$105,458,777

Western Asset Investment Grade Opportunity Trust Inc. 2024 Annual Report

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Futures Contracts††	$152,027	—	—	$152,027
Forward Foreign Currency Contracts††	—	$73,845	—	73,845
Total	$152,027	$73,845	—	$225,872

†	See Schedule of Investments for additional detailed categorizations.
††	Reflects the unrealized appreciation (depreciation) of the instruments.
(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized appreciation or depreciation in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.
Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.
(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against, or manage exposure to, foreign issuers or markets. The Fund may also enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.
Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.
Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency
Western Asset Investment Grade Opportunity Trust Inc. 2024 Annual Report

Notes to financial statements (cont’d)
contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
(d) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.
In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.
Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a net receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.
OTC Swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.
The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of November 30, 2024, the Fund did not hold any credit default swaps to sell protection.
For average notional amounts of swaps held during the year ended November 30, 2024, see Note 4.
Credit default swaps
The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use

Western Asset Investment Grade Opportunity Trust Inc. 2024 Annual Report

a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a CDS agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.
Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of CDS agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For CDS agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.
The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. CDS are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.
Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.
(e) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of
Western Asset Investment Grade Opportunity Trust Inc. 2024 Annual Report

Notes to financial statements (cont’d)
offset against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.
The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower.
(f) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.
Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.
(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.
The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.
(h) Credit and market risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities

Western Asset Investment Grade Opportunity Trust Inc. 2024 Annual Report

including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.
(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.
(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.
With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.
The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.
Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and
Western Asset Investment Grade Opportunity Trust Inc. 2024 Annual Report

Notes to financial statements (cont’d)
financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.
Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.
As of November 30, 2024, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $73,845. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.
(k) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities) is recorded on the accrual basis. Amortization of premiums and accretion of discounts on debt securities are recorded to interest income over the lives of the respective securities, except for premiums on certain callable debt securities, which are amortized to the earliest call date. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.
(l) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.
(m) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.
(n) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.
Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of November 30, 2024, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal

Western Asset Investment Grade Opportunity Trust Inc. 2024 Annual Report

excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.
(o) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.
2. Investment management agreement and other transactions with affiliates
Franklin Templeton Fund Adviser, LLC (“FTFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”), Western Asset Management Company Ltd (“Western Asset Japan”) and Western Asset Management Company Limited (“Western Asset London”) are the Fund’s subadvisers. FTFA, Western Asset, Western Asset Singapore, Western Asset Japan and Western Asset London are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).
FTFA provides administrative and certain oversight services to the Fund. The Fund pays FTFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net assets.
FTFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Singapore, Western Asset Japan and Western Asset London provide certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated debt securities. For its services, FTFA pays Western Asset a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Singapore, Western Asset Japan and Western Asset London a monthly subadvisory fee in an amount equal to 100% of the management fee paid to Western Asset on the assets that Western Asset allocates to each such non-U.S. subadviser to manage.
The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”).
Effective June 1, 2022, FTFA implemented a voluntary investment management fee waiver of 0.05% that continued until May 31, 2024.
Effective June 10, 2024, FTFA implemented a voluntary investment management fee waiver of 0.10% that will continue until June 7, 2026.
During the year ended November 30, 2024, fees waived and/or expenses reimbursed amounted to $126,402, which included an affiliated money market fund waiver of $1,632.
All officers and one Director of the Fund are employees of Franklin Resources or its affiliates and do not receive compensation from the Fund.
Western Asset Investment Grade Opportunity Trust Inc. 2024 Annual Report

Notes to financial statements (cont’d)
3. Investments
During the year ended November 30, 2024, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$37,237,295	$27,839,521
Sales	123,212,246	27,243,684
At November 30, 2024, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Securities	$107,165,571	$3,204,872	$(4,981,302)	$(1,776,430)
Futures contracts	—	37,428	(152,027)	(114,599)
Forward foreign currency contracts	—	32,208	(73,845)	(41,637)
4. Derivative instruments and hedging activities
Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at November 30, 2024.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[2]	$37,428	—	$37,428
Forward foreign currency contracts	—	$32,208	32,208
Total	$37,428	$32,208	$69,636

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[2]	$152,027	—	$152,027
Forward foreign currency contracts	—	$73,845	73,845
Total	$152,027	$73,845	$225,872

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.
[2]
Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of
Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of
Assets and Liabilities.

Western Asset Investment Grade Opportunity Trust Inc. 2024 Annual Report

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended November 30, 2024. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in net unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF NET REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$272,200	—	—	$272,200
Swap contracts	—	—	$(158,410)	(158,410)
Forward foreign currency contracts	—	$(113,362)	—	(113,362)
Total	$272,200	$(113,362)	$(158,410)	$428

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$(167,930)	—	—	$(167,930)
Swap contracts	—	—	$71,862	71,862
Forward foreign currency contracts	—	$(120,569)	—	(120,569)
Total	$(167,930)	$(120,569)	$71,862	$(216,637)
During the year ended November 30, 2024, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$19,001,048
Futures contracts (to sell)	7,432,168
Forward foreign currency contracts (to buy)	3,054,002
Forward foreign currency contracts (to sell)	1,484,173
Average Notional Balance
Credit default swap contracts (buy protection)†	$1,285,362

†	At November 30, 2024, there were no open positions held in this derivative.
Western Asset Investment Grade Opportunity Trust Inc. 2024 Annual Report

Notes to financial statements (cont’d)
The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of November 30, 2024.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount[2]
Bank of America N.A.	$17,362	—	$17,362	—	$17,362
Citibank N.A.	—	$(35,266)	(35,266)	—	(35,266)
Goldman Sachs Group Inc.	14,846	(34,491)	(19,645)	—	(19,645)
JPMorgan Chase & Co.	—	(4,088)	(4,088)	—	(4,088)
Total	$32,208	$(73,845)	$(41,637)	—	$(41,637)

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.
[2]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.
5. Tender offer
At the Fund’s Special Meeting of Stockholders held on June 7, 2024, stockholders approved a proposal to convert the Fund to a perpetual fund by eliminating the Fund’s term, which was scheduled to end at the close of business on December 2, 2024, and eliminating the Fund’s fundamental policy to liquidate on or about December 2, 2024, each of which will only be effective upon at least $50 million of net assets remaining in the Fund following the completion of a tender offer. The tender offer was conducted at a price per share equal to 100% of the Fund’s net asset value per Share on the day on which the tender offer expires. The tender offer commenced on September 3, 2024, and expired on October 1, 2024. On October 2, 2024, the Fund announced the final results of the tender offer. A total of 4,854,372 Shares were duly tendered and not withdrawn, representing approximately 44.75% of the Fund’s common shares outstanding. The Shares accepted for tender were repurchased at a price of $18.15 per Share, equal to 100% of the per Share net asset value as of the close of the regular trading session of the New York Stock Exchange on October 1, 2024. Shares that were not tendered will remain outstanding.
6. Distributions subsequent to November 30, 2024
The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
11/21/2024	12/2/2024	$0.0710
12/23/2024	12/31/2024	$0.0710
1/24/2025	2/3/2025	$0.0710
2/21/2025	3/3/2025	$0.0710
7. Stock repurchase program
On November 16, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of

Western Asset Investment Grade Opportunity Trust Inc. 2024 Annual Report

common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the years ended November 30, 2024, and November 30, 2023, the Fund did not repurchase any shares.
8. Transactions with affiliated company
As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the year ended November 30, 2024. The following transactions were effected in such company for the year ended November 30, 2024.

	Affiliate Value at November 30, 2023	Purchased		Sold
		Cost	Shares	Proceeds	Shares
Western Asset Premier Institutional Government Reserves, Premium Shares	$1,261,356	$41,779,435	41,779,435	$42,510,441	42,510,441

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at November 30, 2024
Western Asset Premier Institutional Government Reserves, Premium Shares	—	$76,854	—	$530,350
9. Income tax information and distributions to shareholders
The tax character of distributions paid during the fiscal years ended November 30, was as follows:

	2024	2023
Distributions paid from:
Ordinary income	$8,334,516	$8,721,810
Tax return of capital	137,318	—
Total distributions paid	$8,471,834	$8,721,810
As of November 30, 2024, the components of distributable earnings (loss) on a tax basis were as follows:

Deferred capital losses*	$(10,847,486)
Other book/tax temporary differences(a)	(275,938)
Unrealized appreciation (depreciation)(b)	(1,933,898)
Total distributable earnings (loss) — net	$(13,057,322)
Western Asset Investment Grade Opportunity Trust Inc. 2024 Annual Report

Notes to financial statements (cont’d)

*
These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)
Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, the difference between cash and accrual basis distributions paid and book/tax differences in the timing of the deductibility of various expenses.

(b)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium on fixed income securities.

Western Asset Investment Grade Opportunity Trust Inc. 2024 Annual Report

Report of independent registered public accounting firm
To the Board of Directors and Shareholders of Western Asset Investment Grade Opportunity Trust Inc.
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Investment Grade Opportunity Trust Inc. (the “Fund”) as of November 30, 2024, the related statement of operations for the year ended November 30, 2024, the statement of changes in net assets for each of the two years in the period ended November 30, 2024, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2024 and the financial highlights for each of the five years in the period ended November 30, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2024 by correspondence with the custodian, agent banks and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Baltimore, Maryland
January 21, 2025
We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.
Western Asset Investment Grade Opportunity Trust Inc. 2024 Annual Report

Additional information (unaudited)
Information about Directors and Officers
The business and affairs of Western Asset Investment Grade Opportunity Trust Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Franklin Templeton, 280 Park Avenue, 8th Floor, New York, New York 10017.
Information pertaining to the Directors and officers of the Fund is set forth below. The Fund’s annual proxy statement includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-888-777-0102.
Independent Directors†
Robert D. Agdern
Year of birth	1950
Position(s) held with Fund[1]	Director and Member of Nominating, Audit, Compensation and Pricing and Valuation Committees, and Compliance Liaison, Class III
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during the past five years
Member of the Advisory Committee of the Dispute Resolution
Research Center at the Kellogg Graduate School of Business,
Northwestern University (2002 to 2016); formerly, Deputy
General Counsel responsible for western hemisphere matters
for BP PLC (1999 to 2001); Associate General Counsel at Amoco
Corporation responsible for corporate, chemical, and refining and marketing matters and special assignments (1993 to 1998)
(Amoco merged with British Petroleum in 1998 forming BP PLC)

Number of portfolios in fund complex overseen by Director (including the Fund)	16
Other board memberships held by Director during the past five years	None
Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of Nominating, Audit and Compensation Committees, and Chair of Pricing and Valuation Committee, Class I
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during the past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	16
Other board memberships held by Director during the past five years	None

Western Asset Investment Grade Opportunity Trust Inc.

Independent Directors† (cont’d)
Daniel P. Cronin*
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of Audit, Compensation and Pricing and Valuation Committees, and Chair of Nominating Committee, Class I
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during the past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	16
Other board memberships held by Director during the past five years	None
Paolo M. Cucchi*
Year of birth	1941
Position(s) held with Fund[1]	Director and Member of Nominating, Audit, and Pricing and Valuation Committees, and Chair of Compensation Committee, Class I
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during the past five years
Emeritus Professor of French and Italian (since 2014) and
formerly, Vice President and Dean of The College of Liberal Arts
(1984 to 2009) and Professor of French and Italian (2009 to 2014)
at Drew University

Number of portfolios in fund complex overseen by Director (including the Fund)	16
Other board memberships held by Director during the past five years	None
Anthony Grillo**
Year of birth	1955
Position(s) held with Fund[1]	Director and Member of Nominating, Audit, Compensation and Pricing and Valuation Committees, Class I
Term of office[1] and length of time served	Since 2024
Principal occupation(s) during the past five years
Retired; Founder, Managing Director and Partner of American
Securities Opportunity Funds (private equity and credit firm)
(2006 to 2018); formerly, Senior Managing Director of Evercore
Partners Inc. (investment banking) (2001 to 2004); Senior
Managing Director of Joseph Littlejohn & Levy, Inc. (private equity firm) (1999 to 2001); Senior Managing Director of The
Blackstone Group L.P. (private equity and credit firm) (1991 to
1999)

Number of portfolios in fund complex overseen by Director (including the Fund)	16
Other board memberships held by Director during the past five years	Director of Littelfuse, Inc. (electronics manufacturing) (since 1991); formerly, Director of Oaktree Acquisition Corp. II (2020 to 2022); Director of Oaktree Acquisition Corp. (2019 to 2021)
Western Asset Investment Grade Opportunity Trust Inc.

Additional information (unaudited) (cont’d)
Information about Directors and Officers
Independent Directors† (cont’d)
Eileen A. Kamerick***
Year of birth	1958
Position(s) held with Fund[1]	Chair and Member of Nominating, Compensation, Pricing and Valuation and Audit Committees, Class III
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during the past five years
Chief Executive Officer, The Governance Partners, LLC
(consulting firm) (since 2015); National Association of Corporate
Directors Board Leadership Fellow (since 2016, with Directorship
Certification since 2019) and NACD 2022 Directorship 100
honoree; Adjunct Professor, Georgetown University Law Center
(since 2021); Adjunct Professor, The University of Chicago Law
School (since 2018); Adjunct Professor, University of Iowa
College of Law (since 2007); formerly, Chief Financial Officer,
Press Ganey Associates (health care informatics company) (2012 to 2014); Managing Director and Chief Financial Officer,
Houlihan Lokey (international investment bank) and President,
Houlihan Lokey Foundation (2010 to 2012)

Number of portfolios in fund complex overseen by Director (including the Fund)	16
Other board memberships held by Director during the past five years
Director, VALIC Company I (since October 2022); Director of ACV
Auctions Inc. (since 2021); Director of Associated Banc-Corp
(financial services company) (since 2007); formerly, Director of
Hochschild Mining plc (precious metals company) (2016
to 2023); formerly Trustee of AIG Funds and Anchor Series Trust
(2018 to 2021)

Nisha Kumar
Year of birth	1970
Position(s) held with Fund[1]	Director and Member of Nominating, Compensation and Pricing and Valuation Committees, and Chair of the Audit Committee, Class II
Term of office[1] and length of time served	Since 2019
Principal occupation(s) during the past five years
Formerly, Managing Director and the Chief Financial Officer and
Chief Compliance Officer of Greenbriar Equity Group, LP (2011
to 2021); formerly, Chief Financial Officer and Chief
Administrative Officer of Rent the Runway, Inc. (2011); Executive
Vice President and Chief Financial Officer of AOL LLC, a
subsidiary of Time Warner Inc. (2007 to 2009); Member of the
Council of Foreign Relations

Number of portfolios in fund complex overseen by Director (including the Fund)	16
Other board memberships held by Director during the past five years
Director of Birkenstock Holding plc (since 2023); Director of The
India Fund, Inc. (since 2016); formerly, Director of Aberdeen
Income Credit Strategies Fund (2017 to 2018); and Director of
The Asia Tigers Fund, Inc. (2016 to 2018)

Western Asset Investment Grade Opportunity Trust Inc.

Independent Directors† (cont’d)
Peter Mason**
Year of birth	1959
Position(s) held with Fund[1]	Director and Member of Nominating, Audit, Compensation and Pricing and Valuation Committees, Class III
Term of office[1] and length of time served	Since 2024
Principal occupation(s) during the past five years	Arbitrator and Mediator (self-employed) (since 2021); formerly, Global General Counsel of UNICEF (non-governmental organization) (1998 to 2021)
Number of portfolios in fund complex overseen by Director (including the Fund)	16
Other board memberships held by Director during the past five years	Chairman of University of Sydney USA Foundation (since 2020); Director of the Radio Workshop US, Inc. (since 2023)
Hillary A. Sale**
Year of birth	1961
Position(s) held with Fund[1]	Director and Member of Nominating, Audit, Compensation and Pricing and Valuation Committees, Class II
Term of office[1] and length of time served	Since 2024
Principal occupation(s) during the past five years
Agnes Williams Sesquicentennial Professor of Leadership and
Corporate Governance, Georgetown Law; and Professor of
Management, McDonough School of Business (since 2018);
formerly, Associate Dean for Strategy, Georgetown Law (2020
to 2023); National Association of Corporate Directors Board
Faculty Member (since 2021); formerly, a Member of the Board of Governors of FINRA (2016 to 2022)

Number of portfolios in fund complex overseen by Director (including the Fund)	16
Other board memberships held by Director during the past five years
CBOE U.S. Securities Exchanges, CBOE Futures Exchange, and
CBOE SEF, Director (since 2022); Advisory Board Member of
Foundation Press (academic book publisher) (since 2019); Chair of DirectWomen Board Institute (since 2019); formerly, Member of DirectWomen Board (nonprofit) (2007 to 2022)

Western Asset Investment Grade Opportunity Trust Inc.

Additional information (unaudited) (cont’d)
Information about Directors and Officers
Interested Director and Officer
Jane Trust, CFA[2]
Year of birth	1962
Position(s) held with Fund[1]	Director, President and Chief Executive Officer, Class II
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during the past five years
Senior Vice President, Fund Board Management, Franklin
Templeton (since 2020); Officer and/or Trustee/Director of 114 funds associated with FTFA or its affiliates (since 2015);
President and Chief Executive Officer of FTFA (since 2015);
formerly, Senior Managing Director (2018 to 2020) and
Managing Director (2016 to 2018) of Legg Mason & Co., LLC
(“Legg Mason & Co.”); and Senior Vice President of FTFA (2015)

Number of portfolios in fund complex overseen by Director (including the Fund)	Trustee/Director of Franklin Templeton funds consisting of 114 portfolios; Trustee of Putnam Family of Funds consisting of 105 portfolios
Other board memberships held by Director during the past five years	None

Additional Officers
Fred Jensen
Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017
Year of birth	1963
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2020
Principal occupation(s) during the past five years
Director - Global Compliance of Franklin Templeton (since 2020);
Managing Director of Legg Mason & Co. (2006 to 2020); Director
of Compliance, Legg Mason Office of the Chief Compliance
Officer (2006 to 2020); formerly, Chief Compliance Officer of
Legg Mason Global Asset Allocation (prior to 2014); Chief
Compliance Officer of Legg Mason Private Portfolio Group (prior to 2013); formerly, Chief Compliance Officer of The Reserve
Funds (investment adviser, funds and broker-dealer) (2004) and
Ambac Financial Group (investment adviser, funds and broker-
dealer) (2000 to 2003)

Marc A. De Oliveira
Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1971
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2023
Principal occupation(s) during the past five years
Associate General Counsel of Franklin Templeton (since 2020);
Secretary and Chief Legal Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2020); Assistant
Secretary of certain funds associated with Legg Mason & Co. or its affiliates (2006 to 2023); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co.
(2005 to 2020)

Western Asset Investment Grade Opportunity Trust Inc.

Additional Officers (cont’d)
Thomas C. Mandia
Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2022
Principal occupation(s) during the past five years
Senior Associate General Counsel of Franklin Templeton
(since 2020); Secretary of FTFA (since 2006); Secretary of LM
Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason
Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005
to 2020) and Assistant Secretary of certain funds in the fund complex (2006 to 2022)

Christopher Berarducci
Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017
Year of birth	1974
Position(s) held with Fund[1]	Treasurer and Principal Financial Officer
Term of office[1] and length of time served	Since 2019
Principal occupation(s) during the past five years
Vice President, Fund Administration and Reporting, Franklin
Templeton (since 2020); Treasurer (since 2010) and Principal
Financial Officer (since 2019) of certain funds associated with
Legg Mason & Co. or its affiliates; formerly, Managing
Director (2020), Director (2015 to 2020), and Vice President (2011
to 2015) of Legg Mason & Co.

Jeanne M. Kelly
Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017
Year of birth	1951
Position(s) held with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during the past five years
U.S. Fund Board Team Manager, Franklin Templeton (since 2020);
Senior Vice President of certain funds associated with Legg
Mason & Co. or its affiliates (since 2007); Senior Vice President of FTFA (since 2006); President and Chief Executive Officer of
LMAS and LMFAM (since 2015); formerly, Managing Director of
Legg Mason & Co. (2005 to 2020); and Senior Vice President of
LMFAM (2013 to 2015)

†
Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).
*
Messrs. Cronin and Cucchi resigned from the Board effective December 31, 2024.
**
Effective November 15, 2024, Ms. Sale and Messrs. Grillo and Mason became Directors of the Fund.
***
Effective November 15, 2024, Ms. Kamerick became Chair of the Board.
1
The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of
Western Asset Investment Grade Opportunity Trust Inc.

Additional information (unaudited) (cont’d)
Information about Directors and Officers
the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2025, year 2026 and year 2027, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year, to hold office until their successors are duly elected and qualified.
2
Ms. Trust is an “interested person” of the Fund as defined in the 1940 Act because Ms. Trust is an officer of FTFA and certain of its affiliates.

Western Asset Investment Grade Opportunity Trust Inc.

Annual chief executive officer and
principal financial officer certifications (unaudited)
The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.
Western Asset Investment Grade Opportunity Trust Inc.

Other shareholder communications regarding accounting matters (unaudited)
The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.
The CCO may be contacted at:
Franklin Resources Inc.
Compliance Department
280 Park Ave, 8th Floor
New York, NY 10017
Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

Western Asset Investment Grade Opportunity Trust Inc.

Summary of information regarding the Fund (unaudited)
Investment Objectives
The Fund’s primary investment objective is to provide current income. As a secondary investment objective, the Fund will seek capital appreciation. The Fund’s investment objectives are fundamental and may not be changed without stockholder approval.
Principal Investment Policies and Strategies
The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets in a portfolio of investment grade corporate fixed income securities of varying maturities. “Corporate fixed income securities” include corporate bonds, debentures, notes and other similar types of corporate debt instruments, as well as preferred shares, senior secured floating rate and fixed rate loans or debt (“Senior Loans”), second lien or other subordinated or unsecured floating rate and fixed rate loans or debt (“Second Lien Loans”), loan participations, payment-in-kind securities, zero-coupon bonds, bank certificates of deposit, fixed time deposits and bankers’ acceptances. Certain corporate debt instruments, such as convertible securities, may also include the right to participate in equity appreciation, and Western Asset will generally evaluate those instruments based primarily on their debt characteristics. The Fund’s policy to invest, under normal market conditions, at least 80% of its net assets in a portfolio of investment grade corporate fixed income securities of varying maturities may be changed by the Board without a stockholder vote, except that the Fund will give stockholders at least 60 days’ notice of any change to such policy.
Under normal market conditions, the Fund will invest at least 50% of its net assets in corporate bonds, debentures and notes.
The Fund may invest up to 20% of its net assets in (i) corporate fixed income securities of below investment grade quality (commonly referred to as “high-yield” securities or “junk bonds”) at the time of investment and (ii) other securities, including obligations of the U.S. Government, its agencies or instrumentalities, common stocks, warrants and depositary receipts. Corporate fixed income securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.
While the Common Stock issued by the Fund will not be rated by an NRSRO, it is expected that, under normal market conditions, the Fund will maintain on an ongoing basis a dollar-weighted average credit quality of portfolio holdings of at least BBB- or higher by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings, Inc. (“Fitch”) or Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”), or comparable quality as determined by Western Asset. For securities with legal final maturities of 270 days or less, Western Asset may use the underlying credit’s short-term ratings as a proxy for establishing the minimum credit requirement.
Western Asset Investment Grade Opportunity Trust Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
“Investment grade” quality securities are those that, at the time of investment, are either rated by one of the NRSROs that rate such securities within the four highest letter grades (including BBB- or higher by S&P or Fitch or Baa3 or higher by Moody’s), or if unrated are determined by Western Asset to be of comparable quality. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from an NRSRO (such securities are commonly referred to as split-rated securities). Securities rated BBB by S&P and Fitch are the lowest category of investment grade securities and are regarded as having an adequate capacity to pay interest and repay principal, although adverse economic conditions or changing circumstances are more likely to impair the issuer’s capacity to pay interest and repay principal for debt in this category than in higher rated categories. Securities rated Baa by Moody’s are regarded as having an adequate capacity to pay interest and repay principal for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics and, in fact, have speculative characteristics as well. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks or the liquidity of the securities.
Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest up to 20% of its net assets in securities of foreign issuers located anywhere in the world, including issuers located in emerging market countries. A foreign issuer is a company organized under the laws of a foreign country that is principally traded in the financial markets of a foreign country. Additionally, the Fund may invest up to 20% of its net assets in non-U.S. dollar denominated securities.
The Fund may invest in derivative instruments, such as options contracts, futures contracts, options on futures contracts, indexed securities, credit default swaps and other swap agreements; provided that the Fund’s exposure to derivative instruments, as measured by the total notional amount of all such instruments, will not exceed 20% of its net assets. With respect to this limitation, the Fund may net derivatives with opposite exposure to the same underlying instrument. The Fund will not include derivative instruments for the purposes of the Fund’s policy to invest at least 80% of its net assets in investment grade corporate fixed income securities.
The Fund may invest up to 20% of its net assets in illiquid securities, which are securities that cannot be sold within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities.
In order to reduce the interest rate risk inherent in the Fund’s underlying investments, the Fund may enter into interest rate swap or cap transactions for hedging or investment purposes.

Western Asset Investment Grade Opportunity Trust Inc.

It is expected that, under normal market conditions, the Fund will maintain on an ongoing basis a dollar-weighted average credit quality of portfolio holdings of at least BBB- or higher by S&P or Fitch or Baa3 or higher by Moody’s, or comparable quality. For securities with legal final maturities of 270 days or less, Western Asset may use the underlying credit’s short-term ratings as a proxy for establishing the minimum credit requirement. The Fund may purchase unrated securities if Western Asset determines that the securities are of comparable quality to rated securities that the Fund may purchase.
In purchasing securities and other investments for the Fund, Western Asset may take full advantage of the entire range of maturities and durations offered by corporate fixed-income securities and may adjust the average maturity or duration of the Fund’s portfolio from time to time, depending on its assessment of the relative yields available on securities of different maturities and durations and its expectations of future changes in interest rates. As the termination date of the Fund approaches, Western Asset may manage the Fund’s assets in a manner that causes the dollar-weighted average maturity of its assets to shorten and/or increase the percentage of cash or cash equivalents in the Fund’s portfolio.
The Fund may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with the requirements of the 1940 Act.
As a fundamental policy, the Fund will not leverage its capital structure by issuing senior securities such as preferred shares or debt instruments. However, the Fund may borrow for temporary or emergency purposes as permitted by the 1940 Act.
Principal Risk Factors
The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. Your Common Stock at any point in time may be worth less than you invested, even after taking into account the reinvestment of Fund dividends and distributions.
Investment and Market Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in the Common Stock represents an indirect investment in the fixed income securities and other investments owned by the Fund, most of which could be purchased directly. The value of the Fund’s portfolio securities may move up or down, sometimes rapidly and unpredictably. At any point in time, your Common Stock may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.
Fixed Income Securities Risk. In addition to the risks described elsewhere in this section with respect to valuations and liquidity, fixed income securities, including high-yield securities, are also subject to certain risks, including:
Western Asset Investment Grade Opportunity Trust Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
• Issuer Risk. The value of fixed income securities may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
• Interest Rate Risk. The market price of the Fund’s investments will change in response to changes in interest rates and other factors. During periods of declining interest rates, the market price of fixed income securities generally rises. Conversely, during periods of rising interest rates, the market price of such securities generally declines. The magnitude of these fluctuations in the market price of fixed income securities is generally greater for securities with longer maturities. Additionally, such risk may be greater during the current period of historically low interest rates. Fluctuations in the market price of the Fund’s securities will not affect interest income derived from securities already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may utilize certain strategies, including investments in structured notes or interest rate swap or cap transactions, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund’s exposure to interest rate risk, although there is no assurance that it will do so or that such strategies will be successful.
• Prepayment Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Fund’s income and distributions to stockholders. This is known as prepayment or “call” risk. Debt securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met. An issuer may choose to redeem a debt security if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.
• Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the Fund’s Common Stock price, its distributions or its overall return.
Credit Risk. If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults or its credit is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty. Subordinated securities are more likely to suffer a credit

Western Asset Investment Grade Opportunity Trust Inc.

loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Below Investment Grade (High-Yield or Junk Bond) Securities Risk. The Fund may invest up to 20% of its net assets in corporate fixed income securities of below investment grade quality (commonly referred to as “high-yield” securities or “junk bonds”) at the time of investment. High yield debt securities are generally subject to greater credit risks than higher-grade debt securities, including the risk of default on the payment of interest or principal. High yield debt securities are considered speculative, typically have lower liquidity and are more difficult to value than higher grade bonds. High yield debt securities tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments and may be difficult to sell at a desired price, or at all, during periods of uncertainty or market turmoil.
Senior Loan Risk. Senior Loans are usually rated below investment grade. As a result, the risks associated with Senior Loans are similar to the risks of below investment grade securities. While Senior Loans are typically senior and secured in contrast to other below investment grade securities which are often subordinated and unsecured, nevertheless, if a borrower of a Senior Loan defaults or goes into bankruptcy, the Fund may recover only a fraction of what is owed on the Senior Loan or nothing at all. Senior Loans are subject to a number of risks described elsewhere in this Prospectus, including credit risk, liquidity risk and management risk.
There is less readily available and reliable information about most Senior Loans than is the case for many other types of securities. If there is no independent evaluation of a Senior Loan by an NRSRO, Western Asset will rely on its own evaluation of credit quality to determine the Senior Loan’s equivalent credit rating. As a result, the Fund is particularly dependent on the analytical abilities of Western Asset when investing in Senior Loans.
Although Senior Loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan’s value. In the event of the bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. If the terms of a Senior Loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the Senior Loans. To the extent that a Senior Loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower.
Western Asset Investment Grade Opportunity Trust Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
Uncollateralized or under-collateralized Senior Loans involve a greater risk of loss. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Senior Loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund. Such court action could under certain circumstances include invalidation of Senior Loans.
If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default. If legislation or federal or state regulations require financial institutions to dispose of Senior Loans that are considered highly levered transactions or subject Senior Loans to increased regulatory scrutiny, financial institutions may determine to sell such Senior Loans. Such sales could result in prices that, in the opinion of Western Asset, do not represent fair value. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could get for the Senior Loan may be adversely affected.
The Fund may acquire Senior Loan assignments or participations. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and, in any event, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution selling the participation, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.
Second Lien Loans Risk. Second Lien Loans generally are subject to similar risks as those associated with investments in Senior Loans. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in Second

Western Asset Investment Grade Opportunity Trust Inc.

Lien Loans, which would create greater credit risk exposure for the holders of such loans. Second Lien Loans share the same risks as other below investment grade securities.
Liquidity Risk. The Fund may invest up to 20% of its net assets in illiquid securities. Liquidity risk exists when particular investments are difficult to sell. Securities may become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments in order to segregate assets or for other cash needs, the Fund may suffer a loss.
Derivatives Risk. The Fund may utilize a variety of derivative instruments for investment, hedging or risk management purposes, such as options contracts, futures contracts, options on futures contracts, indexed securities, credit default swaps and other swap agreements; provided that the Fund’s exposure to derivative instruments, as measured by the total notional amount of all such instruments, will not exceed 20% of its net assets. With respect to this limitation, the Fund may net derivatives with opposite exposure to the same underlying instrument. The Fund will not include derivative instruments for the purposes of the Fund’s policy to invest at least 80% of its net assets in investment grade corporate fixed income securities. Using derivatives can increase Fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves behave in a way not anticipated by the Fund. Using derivatives also can have a leveraging effect and increase Fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may not be available at the time or price desired, may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the Fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.
Effective August 19, 2022, the Fund began operating under Rule 18f-4 under the 1940 Act which, among other things, governs the use of derivative investments and certain financing transactions (e.g. reverse repurchase agreements) by registered investment companies. Among other things, Rule 18f-4 requires funds that invest in derivative instruments beyond a specified limited amount to apply a value at risk (VaR) based limit to their use of certain
Western Asset Investment Grade Opportunity Trust Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. A fund that uses derivative instruments in a limited amount is not subject to the full requirements of Rule 18f-4. Compliance with Rule 18f-4 by the Fund could, among other things, make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance. Rule 18f-4 may limit the Fund’s ability to use derivatives as part of its investment strategy.
Credit default swap contracts involve heightened risks and may result in losses to the Fund. Credit default swaps may be illiquid and difficult to value. When the Fund sells credit protection via a credit default swap, credit risk increases since the Fund has exposure to both the issuer whose credit is the subject of the swap and the counterparty to the swap.
Equity Risk. The values of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.
Convertible Securities Risk. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.
Foreign (Non-U.S.) Investment Risk. A fund that invests in foreign (non-U.S.) securities may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Investments in foreign securities (including those denominated in U.S. dollars) are subject to economic and political developments in the countries and regions where the issuers

Western Asset Investment Grade Opportunity Trust Inc.

operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country. Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, the Fund’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-U.S. withholding taxes, and special U.S. tax considerations may apply.
The risks of foreign investment are greater for investments in emerging markets. “Emerging market” countries include any country which, at the time of investment, is represented in the J.P. Morgan Emerging Markets Bond Index Global (“EMBI Global”) or categorized by the International Bank for Reconstruction and Development (“World Bank”), in its annual categorization, as middle- or low-income. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable, than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners, that require governmental approval prior to investments by foreign persons, or that prevent foreign investors from withdrawing their money at will. An investment in emerging market securities should be considered speculative.
Currency Risk. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation. The Fund may be unable or may choose not to hedge its foreign currency exposure.
Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. Western Asset and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.
Short Sales Risk. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, which may be substantial. A fund that engages in a short sale or short position may lose more money than the actual cost of the short sale or short position and its potential losses
Western Asset Investment Grade Opportunity Trust Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
may be unlimited if the fund does not own the security sold short or the reference instrument and it is unable to close out of the short sale or short position.
Credit Crisis Liquidity and Volatility Risk. The markets for credit instruments, including fixed income securities, have experienced periods of extreme illiquidity and volatility. General market uncertainty and consequent repricing risk have led to market imbalances of sellers and buyers, which in turn have also resulted in significant valuation uncertainties in a variety of debt securities, including certain fixed income securities. These conditions resulted, and in many cases continue to result in greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with many debt securities remaining illiquid and of uncertain value. During times of reduced market liquidity, the Fund may not be able to sell securities readily at prices reflecting the values at which the securities are carried on the Fund’s books. Sales of large blocks of securities by market participants, such as the Fund, that are seeking liquidity can further reduce security prices in an illiquid market. These market conditions may make valuation of some of the Fund’s securities uncertain and/or result in sudden and significant valuation increases or decreases in its holdings. Illiquidity and volatility in the credit markets may directly and adversely affect the setting of dividend rates on the Common Stock.
Valuation Risk. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect Fund investments more broadly during periods of market volatility. The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers. The valuation of the Fund’s investments involves subjective judgment.
Government Intervention in Financial Markets. U.S. federal and state governments and foreign governments, their regulatory agencies or self regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. Issuers of corporate fixed income securities might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objectives. Western Asset will monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objectives, but there can be no assurance that it will be successful in doing so.
Counterparty Risk. The Fund may enter into transactions with counterparties that become unable or unwilling to fulfill their contractual obligations. There can be no assurance that any such counterparty will not default on its obligations to the Fund. In the event of a counterparty default, the Fund may be hindered or delayed in exercising rights against a

Western Asset Investment Grade Opportunity Trust Inc.

counterparty and may experience significant losses. To the extent that the Fund enters into multiple transactions with a single or small set of counterparties, the Fund will be subject to increased counterparty risk.
Inflation/Deflation Risk. Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Stock and distributions on the Common Stock can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to stockholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.
Leverage Risk. As a fundamental policy, the Fund will not leverage its capital structure by issuing senior securities such as preferred shares or debt instruments. However, the Fund may borrow for temporary or emergency purposes as permitted by the 1940 Act. The Fund may take on leveraging risk by, among other things, purchasing securities on a when-issued or delayed delivery basis, entering into credit default swaps or futures contracts, engaging in short sales or writing options on portfolio securities. When the Fund engages in transactions that have a leveraging effect on the Fund’s portfolio, the value of the Fund will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the Fund’s underlying asset or creates investment risk with respect to a larger pool of assets than the Fund would otherwise have. Engaging in such transactions may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.
Market Events Risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to factors such as economic events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes, labor strikes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected,
Western Asset Investment Grade Opportunity Trust Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
the value and liquidity of the fund’s investments may be negatively affected. Ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Hamas and other militant groups in the Middle East have caused and could continue to cause significant market disruptions and volatility. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain fund investments as well as fund performance and liquidity. Following Russia’s invasion of Ukraine in 2022, Russian stocks lost all, or nearly all, of their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Furthermore, events involving limited liquidity, defaults, non-performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the fund’s investments.
The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers is not known. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, took extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known.
Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Recently, inflation and interest rates have been volatile and may increase in the future. These circumstances could adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the United States has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the United States and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The United States government has prohibited U.S. persons from investing in Chinese companies designated as related to the Chinese military. These and possible future restrictions could limit the fund’s opportunities for investment and require the sale of securities at a loss or make them illiquid. Moreover, the Chinese government is involved in a longstanding dispute with

Western Asset Investment Grade Opportunity Trust Inc.

Taiwan that has included threats of invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the fund’s assets may go down.
When-Issued and Delayed-Delivery Transactions Risk. The Fund may purchase corporate fixed income securities on a when-issued basis, and may purchase or sell those securities for delayed delivery. When-issued and delayed-delivery transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future to secure an advantageous yield or price. Securities purchased on a when-issued or delayed-delivery basis may expose the Fund to counterparty risk of default as well as the risk that securities may experience fluctuations in value prior to their actual delivery. The Fund will not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the price or yield available in the market when the delivery takes place may not be as favorable as that obtained in the transaction itself. Similar concerns arise for securities sold on a delayed-delivery basis.
Market Price Discount from Net Asset Value. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities and may be a greater risk to investors expecting to sell their Common Stock in a relatively short period following completion of this offering. Whether investors will realize gains or losses upon the sale of the Common Stock will depend not upon the Fund’s net asset value but upon whether the market price of the Common Stock at the time of sale is above or below the investor’s purchase price for the Common Stock.
Because the market price of the Common Stock will be determined by factors such as relative supply of and demand for the Common Stock in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Stock will trade at, above or below net asset value or at, above or below the initial public offering price. The Fund’s Common Stock is designed primarily for long term investors and you should not view the Fund as a vehicle for trading purposes.
Portfolio Turnover Risk. Changes to the investments of the Fund may be made regardless of the length of time particular investments have been held. A high portfolio turnover rate may result in increased transaction costs for the Fund in the form of increased dealer spreads and other transactional costs, which may have an adverse impact on the Fund’s performance. The portfolio turnover rate of the Fund will vary from year to year, as well as within a year.
Western Asset Investment Grade Opportunity Trust Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
Non-Diversification Risk. The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The Fund intends to qualify for the special tax treatment available to “regulated investment companies” under Subchapter M of the Code, and thus intends to satisfy the diversification requirements of Subchapter M, including the less stringent diversification requirement that applies to the percent of its total assets that are represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and certain other securities.
Anti-Takeover Provisions Risk. The Charter and Bylaws of the Fund include provisions that are designed to limit the ability of other entities or persons to acquire control of the Fund for short-term objectives, including by converting the Fund to open-end status or changing the composition of the Board, that may be detrimental to the Fund’s ability to achieve its primary investment objective of providing current income. The Bylaws also contain a provision providing that the Board of Directors has adopted a resolution to opt in the Fund to the provisions of the Maryland Control Share Acquisition Act (“MCSAA”). There can be no assurance, however, that such provisions will be sufficient to deter professional arbitrageurs that seek to cause the Fund to take actions that may not be consistent with its investment objective or aligned with the interests of long-term shareholders, such as liquidating debt investments prior to maturity, triggering taxable events for shareholders and decreasing the size of the Fund. Such provisions may limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging an investor from seeking to obtain control of the Fund.
Temporary Defensive Strategies Risk. When Western Asset anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure and invest all or a portion of its assets in cash or short-term fixed-income securities. To the extent that the Fund invests defensively, it may not achieve its investment objectives.
Operational Risk. The valuation of the Fund’s investments may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.

Western Asset Investment Grade Opportunity Trust Inc.

Cybersecurity Risk. Like other funds and business enterprises, the fund, the manager, the subadvisers and their service providers are subject to the risk of cyber incidents occurring from time to time. Cybersecurity incidents, whether intentionally caused by third parties or otherwise, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information) or proprietary information, cause the fund, the manager, the subadvisers and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent fund investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the fund or their investment in the fund. The fund, the manager, and the subadvisers have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the fund, the manager, and/or the subadvisers. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents. Issuers of securities in which the fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.
New ways to carry out cyber attacks continue to develop. There is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the fund’s ability to plan for or respond to a cyber attack.
More Information
For a complete list of the Fund’s fundamental investment restrictions and more detailed descriptions of the Fund’s investment policies, strategies and risks, see the Fund’s registration statement on Form N-2 that was declared effective by the SEC on June 25, 2009, as amended or superseded by subsequent disclosures. The Fund’s fundamental investment restrictions may not be changed without the approval of the holders of a majority of the outstanding voting securities, as defined in the 1940 Act.
Western Asset Investment Grade Opportunity Trust Inc.

Dividend reinvestment plan (unaudited)
Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Trust Company, N.A., as agent for the stock- holders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.
If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:
(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Stock on the payment date.
(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.
Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at P.O. Box 43006, Providence, RI 02940-3078 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.

Western Asset Investment Grade Opportunity Trust Inc.

Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.
The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent at P.O. Box 43006, Providence, RI 02940-3078 or by calling the Plan Agent at 1-888-888-0151.
Western Asset Investment Grade Opportunity Trust Inc.

Important tax information (unaudited)
By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.
The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.
The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended November 30, 2024:

	Pursuant to:	Amount Reported
Qualified Net Interest Income (QII)	§871(k)(1)(C)	$6,227,704
Section 163(j) Interest Earned	§163(j)	$9,650,584
Interest Earned from Federal Obligations	Note (1)	$61,291
Note (1) - The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. Shareholders are advised to consult with their tax advisors to determine if any portion of the dividends received is exempt from state income taxes.

Western Asset Investment Grade Opportunity Trust Inc.

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Western Asset
Investment Grade Opportunity Trust Inc.
Directors
Robert D. Agdern
Carol L. Colman
Anthony Grillo*
Eileen A. Kamerick**
Chair
Nisha Kumar
Peter Mason*
Hillary A. Sale*
Jane Trust
Officers
Jane Trust
President and Chief Executive
Officer
Christopher Berarducci
Treasurer and Principal Financial
Officer
Fred Jensen
Chief Compliance Officer
Marc A. De Oliveira
Secretary and Chief Legal Officer
Thomas C. Mandia
Senior Vice President
Jeanne M. Kelly
Senior Vice President
Western Asset Investment Grade Opportunity Trust Inc.
620 Eighth Avenue
47th Floor
New York, NY 10018
Investment manager
Franklin Templeton Fund Adviser, LLC
Subadvisers
Western Asset Management Company, LLC
Western Asset Management Company Limited
Western Asset Management Company Ltd
Western Asset Management Company Pte. Ltd.
Custodian
The Bank of New York Mellon
Transfer agent
Computershare Inc.
P.O. Box 43006
Providence, RI 02940-3078
Independent registered
public accounting firm
PricewaterhouseCoopers LLP
Baltimore, MD
Legal counsel
Simpson Thacher & Bartlett LLP
900 G Street NW
Washington, DC 20001
New York Stock
Exchange Symbol
IGI
*
Effective November 15, 2024, Ms. Sale and Messrs. Grillo and Mason became Directors of the Fund.
**
Effective November 15, 2024, Ms. Kamerick became Chair of the Board.

Franklin Templeton Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to Us
This Privacy and Security Notice (the “Privacy Notice”) addresses the Funds’ privacy and data protection practices with respect to nonpublic personal information the Fund receives. The Legg Mason Funds include the Western Asset Money Market Funds (Funds) sold by the Funds’ distributor, Franklin Distributors, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.
The Type of Nonpublic Personal Information the Funds Collect About You
The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:
•
Personal information included on applications or other forms;
•
Account balances, transactions, and mutual fund holdings and positions;
•
Bank account information, legal documents, and identity verification documentation; and
•
Online account access user IDs, passwords, security challenge question responses.
How the Funds Use Nonpublic Personal Information About You
The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:
•
Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;
•
Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;
•
Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;
•
The Funds’ representatives such as legal counsel, accountants and auditors to enable the
Funds to conduct ordinary business, or to comply with obligations to government regulators;
•
Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.
NOT PART OF THE ANNUAL REPORT

Franklin Templeton Funds Privacy and Security Notice
(cont’d)
Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.
The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.
Keeping You Informed of the Funds’ Privacy and Security Practices
The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time, they will notify you promptly if this privacy policy changes.
The Funds’ Security Practices
The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.
Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.
In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.franklintempleton.com, or contact the Funds at 1-877-721-1926 for the Western Asset Money Market Funds or 1-888-777-0102 for the Legg Mason-sponsored closed-end funds. For additional information related to certain state privacy rights, please visit https://www.franklintempleton.com/help/privacy-policy.
Revised December 2023.
NOT PART OF THE ANNUAL REPORT

Western Asset Investment Grade Opportunity Trust Inc.
Western Asset Investment Grade Opportunity Trust Inc.
620 Eighth Avenue
47th Floor
New York, NY 10018
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-888-777-0102.
Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.
Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on Franklin Templeton’s website, which can be accessed at www.franklintempleton.com. Any reference to Franklin Templeton’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate Franklin Templeton’s website in this report.
This report is transmitted to the shareholders of Western Asset Investment Grade Opportunity Trust Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.
Computershare Inc.
P.O. Box 43006
Providence, RI 02940-3078
WASX012164 1/25

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Eileen A. Kamerick and Nisha Kumar, are the members of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial experts”.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed in the previous fiscal years ending November 30, 2023 and November 30, 2024 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $50,383 in November 30, 2023 and $53,406 in November 30, 2024.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in November 30, 2023 and $0 in November 30, 2024.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $10,000 in November 30, 2023 and $10,000 in November 30, 2024. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

(d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Western Asset Investment Grade Opportunity Trust Inc. were $0 in November 30, 2023 and $0 in November 30, 2024.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Investment Grade Opportunity Trust Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre—approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Investment Grade Opportunity Trust Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Investment Grade Opportunity Trust Inc. during the reporting period were $342,635 in November 30, 2023 and $334,889 in November 30, 2024.

(h) Yes. Western Asset Investment Grade Opportunity Trust Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Investment Grade Opportunity Trust Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

(i) Not applicable.

(j) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin*

Paolo M. Cucchi*

Anthony Grillo**

Eileen A. Kamerick

Nisha Kumar

Peter Mason**

Hillary A. Sale**

*Effective December 31, 2024, Messrs. Cronin and Cucchi resigned from the Audit Committee.

** Effective November 15, 2024, Ms. Sale and Messrs. Grillo and Mason became members of the Audit Committee.

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	FINANCIAL STATEMENTS AND FINANCIAL HIGLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10.	REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11.	STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

The information is disclosed as part of the Financial Statements included in Item 1 of this Form N-CSR, as applicable.

ITEM 12.	DISCLOSURE OF PROXY VOTING POLOCIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Western Asset Management Company, LLC

Proxy Voting Policies and Procedures

Western Asset Management Company, LLC

Proxy Voting Policies and Procedures

NOTE

The policy below relating to proxy voting and corporate actions is a global policy for Western Asset Management Company, LLC (“Western Asset” or the “Firm”) and all Western Asset affiliates, including Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Ltd (“Western Asset Japan”) and Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”), as applicable. As compliance with the policy is monitored by Western Asset, the policy has been adopted from the US Compliance Manual and all defined terms are those defined in the US Compliance Manual rather than the compliance manual of any other Western Asset affiliate.

BACKGROUND

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare, for instance, when fixed income securities are converted into equity by their terms or in connection with a bankruptcy or corporate workout. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Franklin Resources (Franklin Resources includes Franklin Resources, Inc. and organizations operating as Franklin Resources) or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

PROCEDURES

Responsibility and Oversight

The Legal & Compliance Group is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions team of the Investment Operations Group (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Portfolio Compliance Group maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Portfolio Compliance Group for coordination and the following actions:

Proxies are reviewed to determine accounts impacted.

Impacted accounts are checked to confirm Western Asset voting authority.

Where appropriate, the Regulatory Affairs Group reviews the issues presented to determine any material conflicts of interest. (See Conflicts of Interest section of these procedures for further information on determining material conflicts of interest.)

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

The Portfolio Compliance Group provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Portfolio Compliance Group.

Portfolio Compliance Group votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset’s Legal and Compliance Department personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Rule 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

•	A copy of Western Asset’s proxy voting policies and procedures.

Copies of proxy statements received with respect to securities in client accounts.

A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast;

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team;

9.	Funds are required to categorize their votes so that investors can focus on the topics they find important. Categories include, for example, votes related to director elections, extraordinary transactions, say-on-pay, shareholder rights and defenses, and the environment or climate, among others; and

10.	Funds are required to disclose the number of shares voted or instructed to be cast, as well as the number of shares loaned but not recalled and, therefore, not voted by the fund.

Records are maintained in an easily accessible place for a period of not less than five (5) years with the first two (2) years in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies and procedures are described in the Firm’s Form ADV Part 2A. Clients are provided with a copy of these policies and procedures upon request. In addition, clients may receive reports on how their proxies have been voted, upon request.

Conflicts of Interest

All proxies that potentially present conflicts of interest are reviewed by the Regulatory Affairs Group for a materiality assessment. Issues to be reviewed include, but are not limited to:

1.	Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions are based on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Situations can arise in which more than one Western Asset client invests in instruments of the same issuer or in which a single client may invest in instruments of the same issuer but in multiple accounts or strategies. Multiple clients or the same client in multiple accounts or strategies may have different investment objectives, investment styles, or investment professionals involved in making decisions. While there may be differences, votes are always cast in the best interests of the client and the investment objectives agreed with Western Asset. As a result, there may be circumstances where Western Asset casts different votes on behalf of different clients or on behalf of the same client with multiple accounts or strategies.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The Management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

7.	Reporting of Financially Material Information

Western Asset generally believes issuers should disclose information that is material to their business. What qualifies as “material” can vary, so votes are cast on a case-by-case basis but consistent with the overarching principle.

II.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

Environmental or social issues that are the subject of a proxy vote will be considered on a case-by-case basis. Constructive proposals that seek to advance the health of the issuer and the prospect for risk-adjusted returns to Western Assets clients are viewed more favorably than proposals that advance a single issue or limit the ability of management to meet its operating objectives.

III.	Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.	Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.	Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.	Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.	Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.	Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

V.	Environmental, Social and Governance (“ESG”) Matters

Western Asset incorporates ESG considerations, among other relevant risks, as part of the overall process where appropriate. The Firm seeks to identify and consider material risks to the investment thesis, including material risks presented by ESG factors. While Western Asset is primarily a fixed income manager, opportunities to vote proxies are considered on the investment merits of the instruments and strategies involved.

As a general proposition, Western Asset votes to encourage disclosure of information material to their business. This principle extends to ESG matters. What qualifies as “material” can vary, so votes are cast on a case-by-case basis but consistent with the overarching principle. Western Asset recognizes that objective standards and criteria may not be available or universally agreed and that there may be different views and subjective analysis regarding factors and their significance.

Targeted environmental or social issues that are the subject of a proxy vote will be considered on a case-by-case basis. Constructive proposals that seek to advance the health of the issuer and the prospect for risk-adjusted returns to Western Assets clients are viewed more favorably than proposals that advance a single issue or limit the ability of management to meet its operating objectives.

Retirement Accounts

For accounts subject to ERISA, as well as other retirement accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the Department of Labor has determined that the responsibility remains with the investment manager.

In order to comply with the Department of Labor’s position, Western Asset will be presumed to have the obligation to vote proxies for its retirement accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the retirement account client and in accordance with any proxy voting guidelines provided by the client.

ITEM 13.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1): As of the date of filing this report:

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2009

Co-portfolio manager of the fund; Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Chief Investment Officer of Western Asset (Since 2024); Co-Chief Investment Officer of Western Asset (2023-2024); employed by Western Asset Management as an investment professional for at least the past five years

Ryan Brist Western Asset 385 East Colorado Blvd Pasadena, CA 91101	Since 2009

Co-portfolio manager of the fund; Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Head of U.S. Investment Grade Credit of Western Asset since 2009; Chief Investment Officer and Portfolio Manager of Logan Circle Partners 2007-2009);Co-Chief Investment Officer and Senior Portfolio Manager at Delaware Investment Advisors (2000-2007)

Molly Schwartz Western Asset 385 East Colorado Blvd Pasadena, CA 91101	Since 2024

Co-portfolio manager of the fund; Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years.

Blanton Keh Western Asset 385 East Colorado Blvd Pasadena, CA 91101	Since 2022

Co-portfolio manager of the fund; Responsible for the day-to-day management with other members of the Fund’s portfolio management team; he has been employed by Western Asset as an investment professional for at least the past five years.

Dan Alexander Western Asset 385 East Colorado Blvd Pasadena, CA 91101	Since 2022

Co-portfolio manager of the fund; Responsible for the day-to-day management with other members of the Fund’s portfolio management team; he has been employed by Western Asset as an investment professional for at least the past five years.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of November 30, 2024.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Name of PM	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based
Ryan Brist‡	Other Registered Investment Companies	29	$13.25 billion	None	None
	Other Pooled Vehicles	24	$13.45 billion	None	None
	Other Accounts	153	$64.28 billion	5	$1.38 billion
Michael Buchanan‡	Other Registered Investment Companies	72	$90.03 billion	None	None
	Other Pooled Vehicles	249	$56.52 billion	20	$2.43 billion
	Other Accounts	499	$156.83 billion	17	$9.79 billion
Molly Schwartz‡	Other Registered Investment Companies	6	$1.68 billion	None	None
	Other Pooled Vehicles	11	$2.47 billion	None	None
	Other Accounts	116	$48.33 billion	5	$1.38 billion
Blanton Keh‡	Other Registered Investment Companies	7	$1.88 billion	None	None
	Other Pooled Vehicles	15	$8.55 billion	None	None
	Other Accounts	120	$48.92 billion	5	$1.38 billion
Dan Alexander‡	Other Registered Investment Companies	6	$1.68 billion	None	None
	Other Pooled Vehicles	11	$2.47 billion	None	None
	Other Accounts	117	$48.75 billion	5	$1.38 billion

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): As of November 30, 2024:

Investment Professional Compensation

Conflicts of Interest

The Subadviser has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the Subadviser or an affiliate has an interest in the account. The Subadviser has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. Eligible accounts that can participate in a trade generally share the same price on a pro-rata allocation basis, taking into account differences based on factors such as cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the Subadviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Subadviser may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. The Subadviser’s team approach to portfolio management and block trading approach seeks to limit this potential risk.

The Subadviser also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimis value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the Subadviser have access to transactions and holdings information regarding client accounts and the Subadviser’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the Subadviser maintains a Code of Ethics that is compliant with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the Subadviser’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the Subadviser’s compliance monitoring program.

The Subadviser may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The Subadviser also maintains a compliance monitoring program and engages independent auditors to conduct a SOC1/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

Investment Professional Compensation

With respect to the compensation of the Fund’s investment professionals, the Subadviser’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits and a retirement plan.

In addition, the Subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to the Fund, the benchmark set forth in the Fund’s Prospectus to which the Fund’s average annual total returns are compared or, if none, the benchmark set forth in the Fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 and 5 years having a larger emphasis. The Subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the Fund) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the Subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Subadviser’s business.

Finally, in order to attract and retain top talent, all investment professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include long-term incentives that vest over a set period of time past the award date.

(a)(4): Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each investment professional as of November 30, 2024.

Investment Professional(s)	Dollar Range of Portfolio Securities Beneficially Owned
Michael C. Buchanan	A
Ryan Brist	A
Molly Schwartz	A
Blanton Keh	A
Dan Alexander	A

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 14.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 15.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 16.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 17.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 18.	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)	Not applicable.

(b)	Not applicable.

ITEM 19.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Investment Grade Opportunity Trust Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	January 24, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	January 24, 2025

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	January 24, 2025